UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021—October 31, 2022

Item 1: Reports to Shareholders

Annual Report  |  October 31, 2022
Vanguard International Value Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard International Value Fund returned –21.28%, which, was ahead of the –24.73% return of its benchmark.
•	The global economic backdrop deteriorated as inflation reached multidecade highs, notably in energy and food prices after Russia invaded Ukraine. Price increases then broadened to other goods and services, adding to concerns that inflation would remain stubbornly high. Many central banks tightened aggressively to try to rein in inflation, which increased fears of a recession.
•	All sectors except energy declined for both the fund and its benchmark. The advisors’ selections in energy and financial stocks helped performance relative to the benchmark, as did an underweight to information technology. The health care, utilities, and consumer staples sectors all detracted slightly.
•	Declines prevailed in most regions, but emerging markets aided relative performance primarily through an underweight to China, an overweight to Brazil, and security selection in Indonesia. European stocks were strong contributors, notably through stock selection in France and the Netherlands. Pacific markets, particularly Japan, Australia, and Hong Kong, hurt relative performance the most.
•	For the decade ended October 31, 2022, the fund’s average annualized return was 3.93%, outpacing the 3.27% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard International Value Fund returned –21.28%. It outpaced its benchmark, the MSCI ACWI ex USA Index, which returned –24.73%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2022.
Lazard Asset Management LLC
Portfolio Managers:
Michael G. Fry, Managing Director
Michael A. Bennett, CPA,
Managing Director
International markets fell sharply as the level and sustainability of inflation continued to surprise investors. The resulting higher interest rate environment, along with some rolling COVID lockdowns, drove very weak equity markets for international investors. The U.S. dollar appreciated on interest rate differentials and its perceived safe-haven status. The deeply discounted valuations of international benchmarks relative to the U.S. have supported outperformance versus the U.S. in local terms. Weaker currencies contributed to a nearly 12-percentage-point headwind for international equities, a level that now represents the largest headwind to local performance over the past 20 years.
Stock selection in the financial sector was a large driver of strong relative performance during the period, where our preference for high-quality, strong deposit franchise banks was rewarded amid rising rates. Key outperformers were Mexico’s Grupo Banorte, Indonesia’s Bank Mandiri, and India’s ICICI Bank. Stock selection in the energy sector was also beneficial, as shares of U.K.-based integrated oil and gas company BP rose after the company announced a 10% dividend increase and a $3.5 billion share buyback. These results support our investment thesis of strong cash-flow production and should enable shareholder returns in the low-to-mid teens (through buyback and dividends) as well as debt paydown.
In contrast, stock selection in the utilities sector hurt relative returns. China Longyuan, the Chinese wind farm company, underperformed as investors gauged the impact of COVID restrictions in China, which prompted a general sell-off in Hong Kong stocks. Additionally, slightly weaker wind speeds in China

2

during the first half led to some concerns over results, which proved to be fine.
In this environment, where the market, in our opinion, is expecting a contraction in earnings, we are finding an increasing number of relative value opportunities. Many are high-quality compounders whose valuations have fallen enough in our estimation because of higher interest rates. Others are very inexpensive but higher-quality cyclicals whose valuations, in our view, are already discounting pressure to earnings. We believe the portfolio is well balanced within relative value, between more defensive compounders and higher-quality cyclicals, and we continue to avoid the extremes of still-expensive growth and low quality.
Higher inflation and interest rates have changed the investment landscape, and we anticipate a much broader set of relative value ideas to materialize. This leadership, driven by the combination of higher financial productivity and less expensive valuations, should enable stock selection to drive performance once again.
Sprucegrove Investment Management Ltd.
Portfolio Managers:
Arjun Kumar, CFA,
Chief Executive Officer and Managing Director
Co-Lead of International Equities
Shirley Woo, CFA, Managing Director
Co-Lead of International Equities
The global economy was still facing several post-COVID challenges during the period, including inflation concerns, and the start of the conflict in Ukraine added another layer of uncertainty. International equities steadily declined to reach two-year lows.
The sharp rise in commodity prices, particularly in energy, further fueled inflationary pressures that forced central banks to raise rates quicker and by wider margins than anticipated. This, combined with the magnitude of the energy shock in Europe, makes a recession in the region highly likely in the coming months.
This environment was also marked by large currency extremes. The U.S. dollar has risen to its highest level in decades, supported by the Federal Reserve’s aggressive rate hikes and its safe-haven appeal during times of market volatility. This has weighed on currency-adjusted returns for U.S.-based investors.
Outperformance over the past year was led by stock selection in the information technology, communication services, and consumer discretionary sectors, which contain some of the most highly valued stocks in the index. Our discipline on valuations was an advantage this year, as higher interest rates hurt growth stocks the most.
From a regional perspective, emerging markets was a significant contributor due to an underweight position to China, no
3

exposure to Russia, and strong performance from several of our Brazilian and Indonesian holdings, which provided rare positive returns.
Critical to understanding is how the portfolio is positioned today. Our bottom-up, fundamental approach has been consistently applied over the decades, as we continue to focus on constructing portfolios of quality companies at attractive valuations. Over the course of the past year, we have added new names to the portfolio and augmented several existing positions as opportunities presented themselves.
As compared to the benchmark at the end of the period, the fund represents higher quality and lower risk (as gauged by financial leverage) and was more attractively valued. These characteristics are critical to our quest to achieve superior investment returns through a full market cycle.
ARGA Investment Management, LP
Portfolio Managers:
A. Rama Krishna, CFA, Founder and
Chief Investment Officer
Steven Morrow, CFA, Director of Research
International equities plunged as world markets reacted to rate hikes, ongoing inflation, recessionary fears, supply chain disruptions, adverse regulation, and geopolitical tensions. Investor attention generally fixated on risks rather than opportunities.
In ARGA’s experience as a value manager, fear and uncertainty create opportunity. Accordingly, ARGA’s response to the year’s chaos was to identify new investment opportunities and control risk. The portfolio’s long-term orientation took advantage of significant near-term stress affecting many global businesses. Fundamental research showed many stressed businesses appear capable of surviving prolonged economic weakness and emerging competitively stronger when conditions normalize. Companies deemed most underpriced relative to their earning power were added to the portfolio.
This valuation discipline, coupled with rigorous risk management, led to a smaller decline in the ARGA portfolio than the broader market. ARGA believes that mandatory stress tests for every portfolio company helped mitigate the downside.
The current portfolio reflects a combination of older opportunities where full potential has yet to be realized and newer opportunities resulting from recent stress. While portfolio composition arises from company valuations rather than targeted industries or geographies, broad areas of opportunity include: (1) aerospace, airline, lodging, and other travel holdings positioned to benefit from travel recovery; (2) Chinese internet companies facing regulatory risk and slowing Chinese growth but with solid franchises generating strong cash flows; and (3) select opportunities in auto, steel, chemical, and other industries.
4

Market risks and challenges of the past year may well persist. ARGA believes this creates meaningful opportunity for patient investors in general and value investors in particular.
5

Vanguard International Value Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	4,594	The advisor uses a research-driven, bottom-up, relative-value approach in selecting stocks. The goal is to identify individual stocks that offer an appropriate trade-off between low relative valuation and high financial productivity.
Sprucegrove Investment Management Ltd.	35	4,090	The advisor employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on industries and companies is central to this investment process.
ARGA Investment Management, LP	24	2,767	The advisor invests in deeply undervalued securities with long-term upside. Its valuation discipline is based on fundamental research and present value, with full integration of ESG risks and opportunities.
Cash Investments	2	281	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2022
International Value Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$884.60	$1.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

International Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Value Fund	-21.28%	-0.13%	3.93%	$14,703
MSCI All Country World Index ex USA	-24.73	-0.60	3.27	13,796
See Financial Highlights for dividend and capital gains information.
9

International Value Fund
Fund Allocation
As of October 31, 2022

United Kingdom	13.9%
Japan	11.3
Germany	9.3
France	8.9
Switzerland	6.9
China	6.3
India	5.4
Hong Kong	4.7
Netherlands	4.4
Brazil	3.9
South Korea	3.4
United States	3.4
Singapore	2.6
Canada	2.5
Indonesia	2.4
Ireland	2.2
Finland	1.2
Other	7.3
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

International Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.6%)
Australia (0.8%)
	National Australia Bank Ltd.	2,155,160	44,767
	QBE Insurance Group Ltd.	4,298,322	33,677
	Adbri Ltd.	9,598,354	9,677
			88,121
Brazil (3.7%)
[1]	Banco Bradesco SA ADR	42,762,052	162,068
	Ambev SA ADR	33,935,500	103,164
	Gerdau SA Preference Shares	12,126,300	60,450
	Petroleo Brasileiro SA Preference Shares	10,417,600	60,120
	Petroleo Brasileiro SA ADR	3,893,780	49,918
			435,720
Canada (2.3%)
	Suncor Energy Inc.	3,256,143	112,000
	Saputo Inc.	2,201,749	53,591
	Bank of Nova Scotia	761,351	36,801
	Alimentation Couche-Tard Inc.	693,700	31,061
	Stella-Jones Inc.	915,400	27,569
	North West Co. Inc.	435,500	11,332
			272,354
China (5.9%)
*	Alibaba Group Holding Ltd.	21,140,600	164,366
*	Baidu Inc. ADR	1,152,791	88,269
	Tencent Holdings Ltd.	3,113,800	81,821
	ENN Energy Holdings Ltd.	4,943,400	49,148
	China Longyuan Power Group Corp. Ltd. Class H	39,737,000	45,406
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	32,448,000	44,706
	Sungrow Power Supply Co. Ltd. Class A	2,380,460	42,769
		Shares	Market Value• ($000)
*	Alibaba Group Holding Ltd. ADR	620,407	39,445
	Wuxi Lead Intelligent Equipment Co. Ltd. Class A	4,502,616	30,957
	Autohome Inc. ADR	1,112,003	29,046
	Hengan International Group Co. Ltd.	7,215,500	27,976
	Ping An Insurance Group Co. of China Ltd. Class H	5,304,000	21,234
*	Weibo Corp. ADR	1,429,981	16,187
*	Trip.com Group Ltd. ADR	641,343	14,514
			695,844
Denmark (0.8%)
	Carlsberg A/S Class B	498,698	58,720
	Vestas Wind Systems A/S	1,969,298	38,822
			97,542
Egypt (0.3%)
	Commercial International Bank Egypt SAE (Registered) GDR	25,685,548	32,597
Finland (1.2%)
	Sampo OYJ Class A	1,571,237	71,849
	Nokian Renkaat OYJ	2,855,350	32,199
	Nokia OYJ	6,980,867	31,023
			135,071
France (8.4%)
	Airbus SE	1,637,523	177,186
	TotalEnergies SE	3,033,640	165,495
	Air Liquide SA	902,385	118,044
	Engie SA	8,409,958	109,274
	Bureau Veritas SA	2,962,936	73,304
	Pernod Ricard SA	416,762	73,147
	Thales SA	567,781	72,210
	Legrand SA	842,306	64,188
	Societe Generale SA	1,854,645	42,540
	Teleperformance	158,348	42,426
*	Accor SA	1,309,358	31,374
11

International Value Fund
		Shares	Market Value• ($000)
	Publicis Groupe SA	247,452	13,859
	Safran SA	41,270	4,596
			987,643
Germany (8.8%)
	MTU Aero Engines AG	628,158	112,414
	Henkel AG & Co. KGaA Preference Shares	1,561,313	98,361
	Merck KGaA	531,717	86,651
	Fresenius SE & Co. KGaA	3,519,031	80,984
	Bayerische Motoren Werke AG	919,000	72,134
	Porsche Automobil Holding SE Preference Shares	1,209,821	67,596
	BASF SE	1,476,590	66,256
	Infineon Technologies AG	2,451,511	59,487
	Henkel AG & Co. KGaA	975,920	57,292
[2]	Covestro AG	1,681,860	57,093
	SAP SE	478,150	46,023
	Fresenius Medical Care AG & Co. KGaA	1,585,910	43,867
	Continental AG	830,599	43,021
	Jungheinrich AG Preference Shares	1,566,012	38,917
[2]	Siemens Healthineers AG	790,012	36,193
	FUCHS PETROLUB SE Preference Shares	1,257,070	36,001
	Vonovia SE	1,612,640	35,656
			1,037,946
Hong Kong (4.4%)
	AIA Group Ltd.	18,921,000	143,323
*	Sands China Ltd.	47,010,000	82,184
*	Melco Resorts & Entertainment Ltd. ADR	10,563,690	57,783
	Jardine Matheson Holdings Ltd.	1,173,100	54,042
	Galaxy Entertainment Group Ltd.	9,079,000	41,479
[2]	ESR Group Ltd.	19,250,600	32,829
	Xinyi Glass Holdings Ltd.	20,644,000	26,531
	Hongkong Land Holdings Ltd.	5,380,000	20,712
[2]	WH Group Ltd.	40,747,243	20,578
	CK Asset Holdings Ltd.	3,466,500	19,165
	Yue Yuen Industrial Holdings Ltd.	18,050,500	18,351
			516,977
India (5.1%)
	ICICI Bank Ltd. ADR	6,094,587	134,325
	Zee Entertainment Enterprises Ltd. Class B	31,279,583	99,370
	Housing Development Finance Corp. Ltd.	3,133,250	93,680
	Reliance Industries Ltd.	2,790,471	86,105
	Adani Ports & Special Economic Zone Ltd.	7,612,517	75,799
		Shares	Market Value• ($000)
	UPL Ltd.	5,608,124	49,509
	GAIL India Ltd.	30,736,329	33,881
	Ambuja Cements Ltd.	4,670,849	30,099
			602,768
Indonesia (2.2%)
	Astra International Tbk. PT	212,997,700	91,020
	Bank Mandiri Persero Tbk. PT	133,290,200	90,045
	Telkom Indonesia Persero Tbk. PT ADR	1,567,073	43,596
	Telkom Indonesia Persero Tbk. PT	77,847,500	21,863
	Selamat Sempurna Tbk. PT	164,317,700	15,797
			262,321
Ireland (2.1%)
*	Ryanair Holdings plc ADR	1,534,725	105,727
*	ICON plc	379,267	75,034
	CRH plc	1,732,400	62,398
			243,159
Israel (0.1%)
*	Check Point Software Technologies Ltd.	94,500	12,212
Italy (0.8%)
	Brembo SpA	5,290,233	55,306
	UniCredit SpA	2,776,866	34,437
			89,743
Japan (10.7%)
	Olympus Corp.	4,512,800	95,150
	Mitsubishi Electric Corp.	9,260,100	81,476
	Toyota Motor Corp.	5,410,100	75,063
	Disco Corp.	285,100	68,190
	Bandai Namco Holdings Inc.	1,022,700	67,603
	Daikin Industries Ltd.	431,600	64,648
	Denso Corp.	1,268,100	62,918
	Nidec Corp.	1,066,800	58,657
	Hoya Corp.	561,100	52,161
	Nomura Research Institute Ltd.	2,304,800	51,006
	Nitto Denko Corp.	953,000	50,210
	Nihon Kohden Corp.	2,226,200	49,849
	ITOCHU Corp.	1,803,300	46,605
	Daiwa Securities Group Inc.	11,814,800	46,097
	Kubota Corp.	3,035,300	42,341
	Daito Trust Construction Co. Ltd.	400,000	39,610
	Ain Holdings Inc.	939,600	39,473
	Koito Manufacturing Co. Ltd.	2,623,200	37,241
	Suzuki Motor Corp.	1,063,800	35,967
	Shimano Inc.	227,500	35,204
	Subaru Corp.	1,996,600	31,209

12

International Value Fund
		Shares	Market Value• ($000)
	Kansai Electric Power Co. Inc.	4,020,200	30,454
	Komatsu Ltd.	1,453,900	28,482
	Nomura Holdings Inc.	7,414,800	23,994
	Seria Co. Ltd.	1,123,400	18,352
	FANUC Corp.	82,900	10,848
	Omron Corp.	163,100	7,607
	Taiheiyo Cement Corp.	222,600	3,025
			1,253,440
Mexico (0.8%)
	Grupo Financiero Banorte SAB de CV	11,158,700	90,703
Netherlands (4.1%)
	Wolters Kluwer NV	729,476	77,513
	Koninklijke DSM NV	561,313	66,028
	Aegon NV	13,585,908	62,891
	Universal Music Group NV	2,940,057	57,729
	Akzo Nobel NV	749,534	46,273
	SBM Offshore NV	3,001,810	40,625
*	AerCap Holdings NV	563,815	30,113
[2]	ABN AMRO Bank NV	2,835,943	27,879
*	Prosus NV	621,904	26,892
	Koninklijke Vopak NV	1,229,500	25,121
	IMCD NV	176,025	22,830
			483,894
Norway (0.5%)
	Equinor ASA	1,014,614	36,966
	Bakkafrost P/F	481,190	24,068
			61,034
Panama (0.7%)
*	Copa Holdings SA Class A	1,114,653	83,855
Philippines (0.2%)
	Puregold Price Club Inc.	43,303,300	22,468
Singapore (2.5%)
	United Overseas Bank Ltd.	4,032,700	79,117
	DBS Group Holdings Ltd.	2,860,400	69,154
	Singapore Telecommunications Ltd.	28,890,600	50,869
	Venture Corp. Ltd.	3,731,000	41,986
	Sembcorp Industries Ltd.	20,083,100	41,284
*,1	SATS Ltd.	6,163,700	11,897
			294,307
South Africa (0.3%)
	Mr Price Group Ltd.	3,450,376	33,209
South Korea (3.3%)
	Samsung Electronics Co. Ltd.	2,498,844	104,002
	POSCO Holdings Inc.	568,173	99,027
		Shares	Market Value• ($000)
[2]	Samsung Electronics Co. Ltd. GDR	91,980	94,997
	SK Hynix Inc.	1,303,719	75,474
*	SK Square Co. Ltd.	309,162	7,994
			381,494
Spain (0.3%)
[1]	Industria de Diseno Textil SA	1,577,858	35,815
Sweden (0.3%)
	Assa Abloy AB Class B	1,845,802	37,271
Switzerland (6.5%)
*	Holcim AG	3,855,713	175,174
	Novartis AG (Registered)	1,526,264	123,461
	Roche Holding AG	332,866	110,444
	Cie Financiere Richemont SA (Registered)	974,903	95,281
	ABB Ltd. (Registered)	3,243,410	90,070
	Adecco Group AG (Registered)	2,048,922	64,123
	Credit Suisse Group AG (Registered)	9,768,204	40,464
	Swatch Group AG	154,510	34,720
	UBS Group AG (Registered)	1,811,608	28,722
			762,459
Taiwan (0.6%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,694,000	68,454
United Kingdom (13.2%)
	BP plc	32,156,484	177,909
	RELX plc	5,282,048	141,878
	Shell plc	4,693,650	130,022
	Unilever plc	2,049,036	93,138
	Compass Group plc	4,213,789	88,750
	Anglo American plc	2,858,401	85,621
	Smiths Group plc	4,720,940	84,564
	HSBC Holdings plc (XHKG)	14,812,400	76,022
	HSBC Holdings plc	14,415,035	73,979
	Berkeley Group Holdings plc	1,592,176	63,349
	IMI plc	4,136,690	58,273
	Victrex plc	2,598,116	49,345
	Weir Group plc	2,721,260	47,415
	Travis Perkins plc	4,999,053	47,116
	Ferguson plc	428,260	46,706
	Spectris plc	1,176,470	40,775
	Smith & Nephew plc	3,445,023	40,710
	Barclays plc	22,953,206	39,003
	RS Group plc	2,786,400	30,660
	Prudential plc	2,736,608	25,422
*,1	easyJet plc	6,237,379	24,835
	Taylor Wimpey plc	20,793,159	22,355
	Renishaw plc	530,507	21,288

13

International Value Fund
		Shares	Market Value• ($000)
	Whitbread plc	653,543	19,235
	Lloyds Banking Group plc	31,286,248	15,026
	Direct Line Insurance Group plc	220,462	509
			1,543,905
United States (3.2%)
	Aon plc Class A	416,187	117,152
	Accenture plc Class A	237,551	67,441
	RenaissanceRe Holdings Ltd.	407,363	63,011
*	TechnipFMC plc	4,627,975	49,010
[1]	Linde plc	130,895	39,083
	NXP Semiconductors NV	201,591	29,448
*	Capri Holdings Ltd.	317,426	14,500
			379,645
Vietnam (0.5%)
	Vietnam Dairy Products JSC	16,775,900	52,952
	Phu Nhuan Jewelry JSC	2,229,200	9,251
			62,203
Total Common Stocks (Cost $12,065,534)			11,104,174
Temporary Cash Investments (5.9%)
Money Market Fund (5.9%)
[3,4]	Vanguard Market Liquidity Fund, 3.117% (Cost $685,572)	6,858,440	685,707
Total Investments (100.5%) (Cost $12,751,106)			11,789,881
Other Assets and Liabilities—Net (-0.5%)			(57,350)
Net Assets (100%)			11,732,531
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $106,341,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $269,569,000, representing 2.3% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $113,548,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
14

International Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2022	2,328	204,387	(6,775)
MSCI Emerging Market Index	December 2022	1,997	85,232	(9,844)
				(16,619)
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $12,065,534)	11,104,174
Affiliated Issuers (Cost $685,572)	685,707
Total Investments in Securities	11,789,881
Investment in Vanguard	452
Foreign Currency, at Value (Cost $18,195)	18,096
Cash Collateral Pledged—Futures Contracts	14,752
Receivables for Investment Securities Sold	27,765
Receivables for Accrued Income	42,841
Receivables for Capital Shares Issued	7,815
Total Assets	11,901,602
Liabilities
Due to Custodian	860
Payables for Investment Securities Purchased	20,329
Collateral for Securities on Loan	113,548
Payables for Capital Shares Redeemed	11,894
Payables to Investment Advisor	5,305
Payables to Vanguard	1,496
Variation Margin Payable—Futures Contracts	2,122
Deferred Foreign Capital Gains Taxes	13,517
Total Liabilities	169,071
Net Assets	11,732,531
1 Includes $106,341 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	12,745,069
Total Distributable Earnings (Loss)	(1,012,538)
Net Assets	11,732,531

Net Assets
Applicable to 355,915,884 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,732,531
Net Asset Value Per Share	$32.96
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	410,933
Interest[2]	5,917
Securities Lending—Net	822
Total Income	417,672
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,279
Performance Adjustment	492
The Vanguard Group—Note C
Management and Administrative	26,339
Marketing and Distribution	1,181
Custodian Fees	737
Auditing Fees	42
Shareholders’ Reports	223
Trustees’ Fees and Expenses	5
Other Expenses	545
Total Expenses	51,843
Net Investment Income	365,829
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(230,362)
Futures Contracts	(74,220)
Forward Currency Contracts	95
Foreign Currencies	(9,992)
Realized Net Gain (Loss)	(314,479)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	(3,243,240)
Futures Contracts	(13,965)
Foreign Currencies	(2,315)
Change in Unrealized Appreciation (Depreciation)	(3,259,520)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,208,170)
1	Dividends are net of foreign withholding taxes of $28,171,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,917,000, ($263,000), $19,000, and $82,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized Gain (Loss) is net of foreign capital gains taxes of $4,497,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($7,973,000).
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	365,829	351,127
Realized Net Gain (Loss)	(314,479)	897,431
Change in Unrealized Appreciation (Depreciation)	(3,259,520)	2,275,436
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,208,170)	3,523,994
Distributions
Total Distributions	(633,591)	(189,189)
Capital Share Transactions
Issued	2,352,101	4,442,988
Issued in Lieu of Cash Distributions	576,930	173,403
Redeemed	(2,573,910)	(2,140,447)
Net Increase (Decrease) from Capital Share Transactions	355,121	2,475,944
Total Increase (Decrease)	(3,486,640)	5,810,749
Net Assets
Beginning of Period	15,219,171	9,408,422
End of Period	11,732,531	15,219,171
See accompanying Notes, which are an integral part of the Financial Statements.
18

International Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$43.76	$32.48	$36.63	$35.86	$39.26
Investment Operations
Net Investment Income[1]	1.019	1.091	.684	1.104	.950
Net Realized and Unrealized Gain (Loss) on Investments	(10.011)	10.824	(3.723)	1.669	(3.607)
Total from Investment Operations	(8.992)	11.915	(3.039)	2.773	(2.657)
Distributions
Dividends from Net Investment Income	(1.087)	(.635)	(1.111)	(.943)	(.743)
Distributions from Realized Capital Gains	(.721)	—	—	(1.060)	—
Total Distributions	(1.808)	(.635)	(1.111)	(2.003)	(.743)
Net Asset Value, End of Period	$32.96	$43.76	$32.48	$36.63	$35.86
Total Return[2]	-21.28%	36.91%	-8.69%	8.48%	-6.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,733	$15,219	$9,408	$10,360	$9,524
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.36%	0.35%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.56%	2.05%	3.15%	2.41%
Portfolio Turnover Rate	37%	33%	72%	38%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.02%), (0.01%), and (0.01%).
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Notes to Financial Statements
Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
20

International Value Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2022, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2022.
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International Value Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
22

International Value Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  The investment advisory firms Lazard Asset Management LLC, ARGA Investment Management, LP, and Sprucegrove Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Lazard Asset Management LLC and ARGA Investment Management, LP, are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years. The basic fee of Sprucegrove Investment Management Ltd. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US since October 31, 2020.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2022, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a increase of $492,000 (0.00%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $452,000, representing less than 0.01% of the fund’s net assets and 0.18% of Vanguard’s capital
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International Value Fund
received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	1,223,194	39,083	—	1,262,277
Common Stocks—Other	741,248	9,100,649	—	9,841,897
Temporary Cash Investments	685,707	—	—	685,707
Total	2,650,149	9,139,732	—	11,789,881

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	16,619	—	—	16,619
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(74,220)	—	(74,220)
Forward Currency Contracts	—	95	95
Realized Net Gain (Loss) on Derivatives	(74,220)	95	(74,125)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(13,965)	—	(13,965)
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International Value Fund
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	303,807
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(290,452)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,029,753)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	633,591	189,189
Long-Term Capital Gains	—	—
Total	633,591	189,189
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,804,237
Gross Unrealized Appreciation	1,279,290
Gross Unrealized Depreciation	(2,293,646)
Net Unrealized Appreciation (Depreciation)	(1,014,356)
G.  During the year ended October 31, 2022, the fund purchased $5,116,196,000 of investment securities and sold $4,812,568,000 of investment securities, other than temporary cash investments.
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International Value Fund
H.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	61,320	104,505
Issued in Lieu of Cash Distributions	14,416	4,428
Redeemed	(67,638)	(50,767)
Net Increase (Decrease) in Shares Outstanding	8,098	58,166
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Value Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Tax information (unaudited)
The fund hereby designates $370,335,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $31,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund designates to shareholders foreign source income of $439,020,000 and foreign taxes paid of $29,451,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q460 122022

Annual Report  |  October 31, 2022
Vanguard Diversified Equity Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Diversified Equity Fund returned –21.42%, lagging the –16.50% return of its benchmark, the MSCI US Broad Market Index.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	The Diversified Equity Fund invests in six actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, these funds cover the style and capitalization spectrum.
•	Returns of the underlying funds ranged from about –39% for Vanguard U.S. Growth Fund to roughly –3% for Vanguard Windsor Fund. Value-oriented stocks generally held up better than growth stocks.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2022
Diversified Equity Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$ 939.40	$1.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds' annualized expense figure for that period is 0.35%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Diversified Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Diversified Equity Fund	-21.42%	9.75%	12.31%	$31,923
MSCI US Broad Market Index	-16.50	9.96	12.53	32,563
See Financial Highlights for dividend and capital gains information.
4

Diversified Equity Fund
Underlying Vanguard Funds
As of October 31, 2022
Vanguard U.S. Growth Fund Investor Shares	29.3%
Vanguard WindsorTM Fund Investor Shares	20.3
Vanguard Growth and Income Fund Investor Shares	20.2
Vanguard Windsor II Fund Investor Shares	15.2
Vanguard ExplorerTM Fund Investor Shares	10.1
Vanguard Mid-Cap Growth Fund	4.9
The table reflects the fund's investments, except for short-term investments.
5

Diversified Equity Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	15,410,935	638,320
Vanguard Windsor Fund Investor Shares	19,507,240	443,595
Vanguard Growth and Income Fund Investor Shares	8,285,085	440,104
Vanguard Windsor II Fund Investor Shares	8,409,928	331,267
Vanguard Explorer Fund Investor Shares	2,205,770	219,915
Vanguard Mid-Cap Growth Fund	5,589,451	107,541
Total Investment Companies (Cost $1,670,038)		2,180,742
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 3.117% (Cost $—)	1	—
Total Investments (100.0%) (Cost $1,670,038)		2,180,742
Other Assets and Liabilities—Net (0.0%)		(441)
Net Assets (100%)		2,180,301
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Diversified Equity Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,670,038)	2,180,742
Receivables for Investment Securities Sold	155
Receivables for Accrued Income	1
Receivables for Capital Shares Issued	674
Total Assets	2,181,572
Liabilities
Due to Custodian	199
Payables for Capital Shares Redeemed	1,072
Total Liabilities	1,271
Net Assets	2,180,301
At October 31, 2022, net assets consisted of:

Paid-in Capital	1,443,943
Total Distributable Earnings (Loss)	736,358
Net Assets	2,180,301

Net Assets
Applicable to 52,691,895 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,180,301
Net Asset Value Per Share	$41.38
See accompanying Notes, which are an integral part of the Financial Statements.
7

Diversified Equity Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	19,185
Net Investment Income—Note B	19,185
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	331,854
Affiliated Funds Sold	(4,196)
Realized Net Gain (Loss)	327,658
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(967,703)
Net Increase (Decrease) in Net Assets Resulting from Operations	(620,860)
See accompanying Notes, which are an integral part of the Financial Statements.
8

Diversified Equity Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,185	19,851
Realized Net Gain (Loss)	327,658	126,784
Change in Unrealized Appreciation (Depreciation)	(967,703)	757,953
Net Increase (Decrease) in Net Assets Resulting from Operations	(620,860)	904,588
Distributions
Total Distributions	(196,729)	(129,748)
Capital Share Transactions
Issued	293,317	591,473
Issued in Lieu of Cash Distributions	182,595	121,380
Redeemed	(443,391)	(441,166)
Net Increase (Decrease) from Capital Share Transactions	32,521	271,687
Total Increase (Decrease)	(785,068)	1,046,527
Net Assets
Beginning of Period	2,965,369	1,918,842
End of Period	2,180,301	2,965,369
See accompanying Notes, which are an integral part of the Financial Statements.
9

Diversified Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$56.40	$40.98	$37.95	$35.88	$35.57
Investment Operations
Net Investment Income[1]	.356	.385	.452	.455	.395
Capital Gain Distributions Received[1]	6.162	2.294	1.866	3.087	1.686
Net Realized and Unrealized Gain (Loss) on Investments	(17.785)	15.438	3.447	.575	.206
Total from Investment Operations	(11.267)	18.117	5.765	4.117	2.287
Distributions
Dividends from Net Investment Income	(.317)	(.346)	(.369)	(.383)	(.358)
Distributions from Realized Capital Gains	(3.436)	(2.351)	(2.366)	(1.664)	(1.619)
Total Distributions	(3.753)	(2.697)	(2.735)	(2.047)	(1.977)
Net Asset Value, End of Period	$41.38	$56.40	$40.98	$37.95	$35.88
Total Return[2]	-21.42%	45.67%	15.73%	12.82%	6.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,180	$2,965	$1,919	$1,789	$1,709
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.35%	0.35%	0.35%	0.35%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.77%	0.76%	1.19%	1.27%	1.07%
Portfolio Turnover Rate	12%	6%	14%	9%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Diversified Equity Fund
Notes to Financial Statements
Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. Stock Funds. Financial Statements and other information about each underlying fund are available on www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
11

Diversified Equity Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended October 31, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	32,107
Total Distributable Earnings (Loss)	(32,107)
12

Diversified Equity Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	229,192
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	507,166
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	100,746	31,671
Long-Term Capital Gains	95,983	98,077
Total	196,729	129,748
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,673,576
Gross Unrealized Appreciation	641,596
Gross Unrealized Depreciation	(134,430)
Net Unrealized Appreciation (Depreciation)	507,166
E.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	6,163	11,844
Issued in Lieu of Cash Distributions	3,454	2,628
Redeemed	(9,499)	(8,723)
Net Increase (Decrease) in Shares Outstanding	118	5,749
13

Diversified Equity Fund
F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2022 Market Value ($000)
Vanguard Explorer Fund	295,430	39,796	7,604	(2,898)	(104,809)	540	39,256	219,915
Vanguard Growth and Income Fund	596,559	80,459	87,379	(2,132)	(147,403)	6,506	73,955	440,104
Vanguard Market Liquidity Fund	145	NA [1]	NA [1]	—	—	2	—	—
Vanguard Mid-Cap Growth Fund	147,655	44,241	—	—	(84,355)	18	35,761	107,541
Vanguard U.S. Growth Fund	893,949	229,764	12,213	(4,119)	(469,061)	15	100,709	638,320
Vanguard Windsor Fund	587,802	71,116	140,887	4,770	(79,206)	7,056	54,102	443,595
Vanguard Windsor II Fund	442,795	33,637	62,479	183	(82,869)	5,048	28,071	331,267
Total	2,964,335	499,013	310,562	(4,196)	(967,703)	19,185	331,854	2,180,742
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Diversified Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Diversified Equity Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 22.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $21,425,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $6,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $119,719,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
16

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6080 122022

Annual Report   |   October 31, 2022
Vanguard Emerging Markets Select Stock Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Emerging Markets Select Stock Fund returned –31.16%, lagging the –28.35% return of its benchmark, the FTSE Emerging Index.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	Most countries posted negative returns for the period, but declines were much steeper in places such as Russia and Hong Kong. The fund’s modest weightings in those two markets were a drag on both absolute and relative performance. However, the fund’s superior stock selection in Hong Kong offset some of the gap in underperformance relative to the index. (The fund’s weighting in Russia was 6.4% at the start of the period and near zero at the end.)
•	With the sole exception of utilities, declines were universal across sectors in both the fund and the benchmark. The fund’s stocks in materials and financials substantially trailed their benchmark counterparts, contributing the most to underperformance.
 Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard Emerging Markets Select Stock Fund returned –31.16%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.
These comments were prepared on November 10, 2022.
Pzena Investment Management, LLC
Portfolio Managers:
Rakesh Bordia, Principal
Caroline Cai, CFA, Managing Principal
Allison Fisch, Principal
The one-year period can be summed up by a relatively stagnant Chinese economy, predominantly because of the zero-COVID policy, and Russia’s war in Ukraine—both of which contributed to the material rise in global inflation. The result has been weaker GDP growth, higher global interest rates, and sinking emerging-market currencies, which hurt emerging-market stocks. The portfolio posted a negative return but outpaced the benchmark. Only the defensive utilities sector contributed positively to absolute performance.
Brazilian utility Cemig was the portfolio’s top performer; the rebounding Brazilian economy boosted the company’s power and gas distribution volumes. Indonesian lender PT Bank Mandiri also was up materially on rising interest rates and benign credit costs, and investors bought up shares of Brazilian lender Itaú Unibanco after management raised forecasts on net interest margins and loan growth.
Russian oil company Lukoil was the largest detractor. With heavy trading restrictions resulting in no clear price discovery, we fair-valued the position at US$0.01 in all our portfolios. We subsequently found some liquidity in Lukoil and were able to dispose of our remaining position. Shares of Chinese e-commerce giant Alibaba have been pressured for months by myriad issues that were mostly systematic, including the Chinese government’s crackdown on technology companies, the threat of American depositary receipts being delisted from U.S. exchanges, and, perhaps most consequentially, the government’s zero-COVID policy impacting consumer spending. TSMC, the world’s largest chipmaker, was lower after softening global demand and U.S. regulations affected the sector.

2

Fear of recession, rising rates, and heightened geopolitical tensions are likely to hurt emerging-market valuations regardless of geography, market cap, or style. But short-term market dislocations have enabled us to uncover high-quality businesses trading at bargain-basement prices, sowing the seeds for long-term alpha generation—a strategy that’s particularly effective in developing markets.
Oaktree Fund Advisors, LLC
Portfolio Manager:
Frank J. Carroll III,
Managing Director and Co-Head
of Emerging Markets Equities
Janet Wang,
Managing Director and Co-Portfolio Manager
Emerging markets equities fell sharply during the 12 months. Stocks tumbled from a number of macro headwinds, including Russia’s invasion of Ukraine, China’s zero-COVID policy, rising inflation, tightening monetary policy, and fears of slowing global economic growth.
Despite weak absolute performance for the asset class, our portfolio outpaced the benchmark. At the country level, stock selection in China contributed the most to our relative results, followed by selection in Brazil and India. Our overweight allocations to Brazil and Indonesia also contributed positively, as did our underweight exposure to Taiwan. Stock selection in Russia, Indonesia, Taiwan, and Mexico detracted from our relative performance, as did our underweight exposures to Saudi Arabia, India, and the UAE.
By sector, stock selection in consumer discretionary helped our relative returns, while selection in materials, real estate, health care, energy, and financials hurt. Overweight allocations to materials, energy, and industrials contributed positively to relative performance, as did underweight exposures to communication services, consumer discretionary, and information technology. Underweights in utilities and consumer staples detracted.
We maintain our view that emerging markets will be hurt less during this downturn than in previous cycles. Many of the biggest emerging-market economies are in sound fiscal shape, and most emerging-market governments understand how to manage their economies in an inflationary environment. We’ve remained disciplined in our research process and conduct thorough due diligence on high-quality, fundamentally sound companies. We expect the market to remain volatile through year-end, as election news and geopolitical headlines dominate the conversation about emerging-market countries. But much of this negative sentiment is already reflected in today’s prices.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Mike Gush
Andrew Stobart
3

The 12 months have been terrible for growth equities, with rising inflation and interest rates dominating the market narrative and sentiment. The news around the Chinese Communist Party’s National Congress has left sentiment on China particularly weak in the near term.
On top of this, there appears to be a belief in the markets that a strong U.S. dollar is always bad for emerging markets. We need to be careful not to lazily bucket together all emerging-market currencies, as some of the commodity-exporting currencies have held up well this year. But perhaps more importantly, we should also point out that the risk of capital outflow from emerging markets is materially different now than it was in the early 2010s. Put simply, if capital flight is one of the biggest triggers for emerging-market crises, then it's significant that these markets have already experienced outflows for almost a decade.
Emerging-market countries have been relatively swift in raising interest rates to counter inflation and, unlike in developed markets, inflation is not materially different from the average over the last decade. Emerging markets’ macro health is relatively good.
Looking at market performance, apart from energy, very little that is of long-term interest to us has held up well this year, with “capital preservation” sectors such as utilities and consumer staples doing best. Long-duration growth stocks have been savaged by the anticipation of higher interest rates.
Against this backdrop, we have been careful to remember where we believe we can add value. We have very little to add to the debate around the next movements of the Federal Reserve or the direction of the U.S. dollar over the next quarter. Instead, we have been re-examining our holdings’ fundamentals and finding real dissonance between their operational and share-price performance.
Wellington Management Company LLP
Portfolio Manager:
Mary Pryshlak, CFA,
Senior Managing Director and
Head of Investment Research
Emerging-market equities fell sharply during the 12 months. Within the FTSE Emerging Index, the consumer discretionary, communication services, and real estate sectors experienced the steepest declines, while utilities, financials, and industrials performed better.
Emerging markets were pressured by persistent inflation, rising interest rates, elevated geopolitical tensions, and concerns of a deeper economic slowdown, which we believe will continue to create volatility moving forward. However, the market downturn has not been felt equally across all regions as it has become increasingly evident that there is divergence in both policy and performance across economies. Central and Eastern European countries continue to feel the spillover effects of the war in Ukraine that have driven increases in food and energy costs. In contrast, soaring
4

commodity prices have benefited export-oriented economies such as Brazil, Indonesia, and Saudi Arabia. In China, uncertainty around the government’s zero-COVID policy, rising geopolitical tension with the U.S., and a downturn in the property market have caused volatility.
In this environment, our portion of the portfolio underperformed the benchmark index. Most notably, security selection in energy, materials, and information technology detracted most from relative results. On a regional basis, stock selection in China and our exposure to Russia were the primary drivers of underperformance, while selection within India and Brazil contributed.
At the security level, Russian energy companies Gazprom and Lukoil were the top relative detractors. Bharti Airtel, an Indian telecommunications services company, and Sabesp, a Brazilian waste management company, partially offset the underperformance.
Our global industry analysts will continue to focus on identifying companies with the potential to emerge from this period of volatility stronger than their peers. We believe that the team’s deep fundamental research, experience managing in a variety of market environments, and long-term orientation will be critical in navigating today’s market environment. We maintain conviction that we will be able to generate alpha for Vanguard shareholders over the long term.
5

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment Management, LLC	25	156	Uses a deep-value approach that focuses on the most undervalued companies based on price-to-normalized earnings. The firm believes that this value philosophy works well globally and is especially effective in emerging markets because of generally wider valuation spreads.
Oaktree Fund Advisors, LLC	24	153	Seeks securities that have been undervalued by investors. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections.
Baillie Gifford Overseas Ltd.	24	152	Believes that companies that can sustainably grow their business and increase earnings faster than market average will perform best. Stock selection is driven by bottom-up, fundamental analysis, focusing on a company’s potential over a meaningful time period, typically three to five years and beyond.
Wellington Management Company LLP	24	148	Allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
Cash Investments	3	20	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2022
Emerging Markets Select Stock Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$824.00	$3.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.37	3.87
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.76%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Emerging Markets Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Emerging Markets Select Stock Fund	-31.16%	-2.34%	1.41%	$11,498
FTSE Emerging Index	-28.35	-1.78	1.35	11,434
MSCI All Country World Index ex USA	-24.73	-0.60	3.27	13,796
See Financial Highlights for dividend and capital gains information.
9

Emerging Markets Select Stock Fund
Fund Allocation
As of October 31, 2022
China	24.9%
India	13.1
Brazil	11.9
Taiwan	10.8
South Korea	7.9
United States	5.5
Hong Kong	4.6
Indonesia	3.8
Thailand	3.5
South Africa	2.4
Mexico	2.2
United Kingdom	1.7
Canada	1.1
Hungary	1.0
Other	5.6
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

Emerging Markets Select Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.3%)
Brazil (11.4%)
	Petroleo Brasileiro SA ADR (XNYS)	904,674	11,598
	Vale SA Class B ADR	563,073	7,286
	Ambev SA	2,121,666	6,572
	Cia Energetica de Minas Gerais Preference Shares	2,746,665	6,046
	Banco Bradesco SA ADR	1,411,609	5,350
	Itau Unibanco Holding SA Preference Shares	698,900	4,113
	B3 SA - Brasil Bolsa Balcao	1,332,100	3,879
	Centrais Eletricas Brasileiras SA	379,218	3,657
	Itau Unibanco Holding SA ADR	593,658	3,455
	Raizen SA Preference Shares	4,023,535	3,342
	Banco Bradesco SA Preference Shares	798,600	3,070
	Petroleo Brasileiro SA ADR	183,700	2,114
	Neoenergia SA	570,300	1,832
	Cia de Saneamento Basico do Estado de Sao Paulo	146,947	1,710
	Petroleo Brasileiro SA	264,473	1,703
*	Azul SA ADR	160,531	1,507
	TIM SA	478,100	1,222
	Banco Do Brasil SA	162,600	1,165
*	Magazine Luiza SA	621,020	537
[1]	Hapvida Participacoes e Investimentos SA	324,862	491
	Raia Drogasil SA	94,470	481
	Hypera SA	18,424	181
	Totvs SA	21,400	137
	Caixa Seguridade Participacoes SA	68,870	118
			71,566
Canada (1.0%)
	First Quantum Minerals Ltd.	160,978	2,839
	Lundin Mining Corp.	372,945	1,955
	Parex Resources Inc.	102,230	1,559
*	Valeura Energy Inc.	264,800	132
			6,485
		Shares	Market Value• ($000)
China (23.7%)
*	Alibaba Group Holding Ltd.	2,134,340	16,594
	Tencent Holdings Ltd.	528,550	13,889
*,1	Meituan Class B	359,392	5,754
*	Trip.com Group Ltd. ADR	247,376	5,598
	Ping An Insurance Group Co. of China Ltd. Class H	990,527	3,965
	China Merchants Bank Co. Ltd. Class H	1,099,289	3,599
	China Overseas Land & Investment Ltd.	1,740,805	3,327
	Zijin Mining Group Co. Ltd. Class H	3,426,446	3,268
	JD.com Inc. Class A	169,070	3,079
[1]	Ganfeng Lithium Co. Ltd. Class H	450,517	3,047
*	Shanghai International Airport Co. Ltd. Class A	407,510	2,981
*	Baidu Inc. Class A	296,686	2,844
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	54,273	2,785
	China Construction Bank Corp. Class H	5,188,694	2,754
	China Tourism Group Duty Free Corp. Ltd. Class A	123,549	2,715
	Anhui Conch Cement Co. Ltd. Class H	1,006,625	2,591
	Aluminum Corp. of China Ltd. Class H	8,785,233	2,505
	Midea Group Co. Ltd. Class A	424,086	2,336
	Geely Automobile Holdings Ltd.	2,157,301	2,322
*	Air China Ltd. Class H	3,156,872	2,197
[1]	WuXi AppTec Co. Ltd. Class H	267,524	2,147
*	Baidu Inc. ADR	27,944	2,140
	China Longyuan Power Group Corp. Ltd. Class H	1,786,350	2,041
	GF Securities Co. Ltd. Class H	1,948,400	1,982
*	China Tourism Group Duty Free Corp. Ltd. Class A (XHKG)	94,746	1,687
	ANTA Sports Products Ltd.	188,013	1,653
11

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Muyuan Foods Co. Ltd.Class A	245,170	1,579
	Haier Smart Home Co. Ltd. Class H	625,800	1,566
*	Brilliance China Automotive Holdings Ltd.	3,486,000	1,501
*	KE Holdings Inc. ADR	147,459	1,501
	Nine Dragons Paper Holdings Ltd.	2,388,888	1,416
	Contemporary Amperex Technology Co. Ltd. Class A	27,500	1,411
	CITIC Securities Co. Ltd. Class H	903,554	1,350
	Riyue Heavy Industry Co. Ltd. Class A (XSHG)	439,054	1,332
	Weichai Power Co. Ltd. Class H	1,387,349	1,329
	ENN Energy Holdings Ltd.	132,041	1,313
	Li Ning Co. Ltd.	251,768	1,302
	Dongfeng Motor Group Co. Ltd. Class H	2,838,000	1,284
	Midea Group Co. Ltd. Class A (XSEC)	205,194	1,130
	Ping An Bank Co. Ltd. Class A	768,940	1,092
	Xtep International Holdings Ltd.	1,119,891	1,026
	China Oilfield Services Ltd. Class H	904,508	1,018
	Industrial & Commercial Bank of China Ltd. Class H	2,267,666	985
[1]	Pharmaron Beijing Co. Ltd. Class H	283,084	955
	Minth Group Ltd.	474,000	935
	Sinoma Science & Technology Co. Ltd. Class A	353,800	869
*	BeiGene Ltd.	66,950	863
	Yunnan Energy New Material Co. Ltd. Class A	42,200	856
[1]	CSC Financial Co. Ltd. Class H	1,047,657	760
	Yihai International Holding Ltd.	452,690	746
	Guangzhou Tinci Materials Technology Co. Ltd. Class A	126,300	736
	Shenzhou International Group Holdings Ltd.	105,500	732
*	Trip.com Group Ltd.	31,278	703
	Suofeiya Home Collection Co. Ltd. Class A	354,790	680
	China Resources Beer Holdings Co. Ltd.	131,800	622
*	Zai Lab Ltd.	266,900	614
	China Yangtze Power Co. Ltd. Class A	217,600	606
	Anker Innovations Technology Co. Ltd. Class A	80,600	598
	Bank of Ningbo Co. Ltd. Class A	160,000	522
		Shares	Market Value• ($000)
	China National Building Material Co. Ltd. Class H	884,093	513
*	Kingdee International Software Group Co. Ltd.	304,575	499
*,1	Haidilao International Holding Ltd.	326,000	484
*	Tencent Music Entertainment Group ADR	132,550	479
*	XPeng Inc. Class A	148,952	477
	China Railway Group Ltd. Class A	683,200	467
	CSPC Pharmaceutical Group Ltd.	443,199	455
	China Pacific Insurance Group Co. Ltd. Class H	281,922	454
	Shanghai Putailai New Energy Technology Co. Ltd. Class A	65,720	450
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	591,100	434
	JD.com Inc. ADR	11,146	416
	Baoshan Iron & Steel Co. Ltd. Class A	630,300	416
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	294,318	406
*	KE Holdings Inc. Class A	121,500	403
	Suofeiya Home Collection Co. Ltd. Class A (XSHE)	207,345	397
	Glodon Co. Ltd. Class A (XSHE)	58,400	396
*,1	Kuaishou Technology	95,900	396
	Lufax Holding Ltd. ADR	245,187	390
	Hangzhou Tigermed Consulting Co. Ltd. Class A	32,600	373
*	Yatsen Holding Ltd. ADR	326,250	369
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	8,100	362
	Zhejiang HangKe Technology Inc. Co Class A	47,879	328
	WuXi AppTec Co. Ltd. Class A	30,200	316
*	Grand Baoxin Auto Group Ltd.	6,482,000	313
	China Vanke Co. Ltd. Class H	243,700	313
	Sany Heavy Industry Co. Ltd. Class A	168,200	312
	NetEase Inc.	26,901	298
	Wuxi Lead Intelligent Equipment Co. Ltd. Class A	41,400	285
	Metallurgical Corp of China Ltd. Class A	652,600	258
	Zhongsheng Group Holdings Ltd.	66,311	252
*	Qinghai Salt Lake Industry Co. Ltd. Class A	79,800	236
*,1	Remegen Co. Ltd. Class H	37,359	235

12

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	CIMC Enric Holdings Ltd.	240,000	234
*	New Oriental Educatio Sp ADR	9,612	228
	SAIC Motor Corp. Ltd. Class A	114,500	216
	Yifeng Pharmacy Chain Co. Ltd. Class A (XSHG)	27,170	209
	Angang Steel Co. Ltd.Class A	560,600	189
*	Alibaba Group Holding Ltd. ADR	2,826	180
	Great Wall Motor Co. Ltd. Class H	146,500	160
	Yifeng Pharmacy Chain Co. Ltd. Class A	19,300	149
[1]	Asymchem Laboratories Tianjin Co. Ltd. Class H	11,491	123
*	Microport Scientific Corp.	56,946	120
	Amoy Diagnostics Co. Ltd. Class A	37,094	119
	NetEase Inc. ADR	2,103	117
*	Vnet Group Inc. ADR	27,521	115
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	44,000	111
	Vinda International Holdings Ltd.	57,000	107
[1]	Hangzhou Tigermed Consulting Co. Ltd. Class H	15,616	106
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (XSHE)	2,300	103
	Asymchem Laboratories Tianjin Co. Ltd. Class A	5,160	101
	Jinyu Bio-Technology Co. Ltd. Class A	73,900	84
*	Onewo Inc. Class H	21,415	81
	H World Group Ltd. AD	2,393	65
	Poly Developments and Holdings Group Co. Ltd. Class A	34,300	65
	Proya Cosmetics Co. Ltd. Class A	2,800	64
*,1	Venus MedTech Hangzhou Inc. Class H	48,977	60
*	GDS Holdings Ltd. ADR	6,127	53
	Country Garden Services Holdings Co. Ltd.	40,440	35
	Angang Steel Co. Ltd. Class H	73,662	15
	Amoy Diagnostics Co. Ltd. Class A (XSHE)	3,080	10
*,2	Tianhe Chemicals Group Ltd.	4,142,000	—
			149,133
Cyprus (0.0%)
*	Galaxy Cosmos Mezz plc	110,618	18
Czech Republic (0.4%)
	Komercni banka A/S	73,436	2,103
	CEZ A/S	8,341	273
			2,376
		Shares	Market Value• ($000)
Egypt (0.0%)
	Commercial International Bank Egypt SAE GDR (Registered)	2	—
Greece (0.6%)
*	Alpha Services and Holdings SA	2,986,676	2,766
	Hellenic Telecommunications Organization SA	75,316	1,183
			3,949
Hong Kong (4.4%)
	Galaxy Entertainment Group Ltd.	1,952,070	8,918
	Pacific Basin Shipping Ltd.	14,975,140	3,625
*	Sands China Ltd.	1,847,505	3,230
	Lenovo Group Ltd.	3,878,000	3,099
	Yue Yuen Industrial Holdings Ltd.	2,572,000	2,615
	AIA Group Ltd.	274,437	2,079
	VTech Holdings Ltd.	289,500	1,541
	Orient Overseas International Ltd.	104,814	1,532
*	Melco Resorts & Entertainment Ltd. ADR	130,301	713
	Kerry Properties Ltd.	99,000	156
[1]	ESR Cayman Ltd.	45,606	78
			27,586
Hungary (0.9%)
	OTP Bank Nyrt	241,310	5,264
	MOL Hungarian Oil & Gas plc	98,379	591
			5,855
India (12.5%)
	Reliance Industries Ltd.	612,122	18,888
	Housing Development Finance Corp. Ltd.	172,975	5,172
	Axis Bank Ltd.	469,483	5,149
	Larsen & Toubro Ltd.	200,033	4,897
	Shriram Transport Finance Co. Ltd.	317,842	4,727
	ICICI Bank Ltd. ADR	192,267	4,238
	Bharti Airtel Ltd (XNSE)	413,482	4,158
	UltraTech Cement Ltd.	47,059	3,823
	Aurobindo Pharma Ltd.	524,778	3,412
	Tata Consultancy Services Ltd.	86,478	3,337
	Tech Mahindra Ltd.	204,449	2,629
	State Bank of India	377,274	2,620
[1]	HDFC Life Insurance Co. Ltd.	376,278	2,459
	Kotak Mahindra Bank Ltd.	92,184	2,123
	Infosys Ltd. ADR	82,214	1,540
	Mahindra & Mahindra Ltd.	86,547	1,412
	ICICI Bank Ltd.	114,287	1,257
	Power Grid Corp. of India Ltd.	386,533	1,066
[1]	SBI Life Insurance Co. Ltd.	60,556	928
	Piramal Enterprises Ltd.	66,542	684
	Bharat Electronics Ltd.	508,827	657
	UPL Ltd.	73,290	647

13

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
*	Piramal Pharma Ltd.	266,168	530
	Apollo Hospitals Enterprise Ltd.	8,998	491
*	Zomato Ltd.	502,368	383
*	Fortis Healthcare Ltd.	96,586	324
	Tata Steel Ltd.	240,069	294
	Dabur India Ltd.	41,301	277
	PI Industries Ltd.	4,819	189
	Bharti Airtel Ltd.	31,225	166
			78,477
Indonesia (3.6%)
	Bank Rakyat Indonesia Persero Tbk PT	39,396,025	11,753
	Bank Mandiri Persero Tbk PT	7,321,200	4,946
	Semen Indonesia Persero Tbk PT	4,429,400	2,260
	Telkom Indonesia Persero Tbk PT	7,196,637	2,021
	Bank Central Asia Tbk PT	2,712,155	1,533
	Aneka Tambang Tbk	1,641,300	194
			22,707
Japan (0.1%)
*	Universal Entertainment Corp.	41,000	553
Kenya (0.2%)
	Equity Group Holdings plc	2,758,414	1,062
Mexico (2.1%)
	Grupo Financiero Banorte SAB de CV Class O	1,028,915	8,363
	Wal-Mart de Mexico SAB de CV	540,268	2,087
*	Cemex SAB de CV ADR	308,447	1,191
	Qualitas Controladora SAB de CV	143,044	562
	Grupo Mexico SAB de CV Series B	111,163	403
	Corp. Inmobiliaria Vesta SAB de CV	108,500	236
	Orbia Advance Corp. SAB de CV	132,500	224
			13,066
Netherlands (0.1%)
	ASML Holding NV	1,329	623
Other (0.8%)
[3]	Vanguard FTSE Emerging Markets ETF	150,681	5,342
Philippines (0.4%)
	Bdo Unibank Inc.	1,037,747	2,294
	Ayala Land Inc.	484,700	215
			2,509
Poland (0.2%)
*,1	Allegro.eu SA	147,294	714
	KGHM Polska Miedz SA	34,440	689
			1,403
Romania (0.2%)
	Banca Transilvania SA	441,537	1,512
Russia (0.0%)
[2]	MMC Norilsk Nickel PJSC ADR	200,203	—
*,2	Sberbank of Russia PJSC	1,473,153	—
		Shares	Market Value• ($000)
*,2	Mobile TeleSystems PJSC ADR	93,946	—
*,2	Moscow Exchange MICEX-RTS PJSC	536,630	—
[2]	Magnit PJSC GDR (Registered)	2	—
[2]	MMC Norilsk Nickel PJSC	1,247	—
*,2	Sberbank of Russia PJSC ADR	476,234	—
[2]	LUKOIL PJSC ADR	102,385	—
[2]	Novatek PJSC GDR (Registered)	6,724	—
*,2,4	Ozon Holdings plc ADR	37,493	—
[2]	Magnit PJSC	12,527	—
[2]	Gazprom PJSC	926,846	—
			—
Saudi Arabia (0.6%)
	Saudi British Bank	180,813	2,095
[1]	Saudi Arabian Oil Co.	163,398	1,516
			3,611
Singapore (0.7%)
	Wilmar International Ltd.	1,612,000	4,416
South Africa (2.3%)
	Sasol Ltd.	210,194	3,533
	AngloGold Ashanti Ltd. ADR	267,213	3,487
	Impala Platinum Holdings Ltd.	224,903	2,303
	FirstRand Ltd.	315,005	1,101
	Thungela Resources Ltd.	51,383	784
	Gold Fields Ltd.	85,598	686
	Naspers Ltd. Class N	6,400	660
	Reunert Ltd.	262,523	660
*	Discovery Ltd.	80,486	527
	Sibanye Stillwater Ltd.	193,046	452
	Harmony Gold Mining Co. Ltd.	81,675	226
	Old Mutual Ltd. (XZIM)	365,405	207
			14,626
South Korea (7.5%)
	Samsung Electronics Co. Ltd.	305,176	12,701
	LG Chem Ltd.	12,491	5,482
	SK Hynix Inc.	80,367	4,653
	Samsung SDI Co. Ltd.	6,880	3,550
	Hankook Tire & Technology Co. Ltd.	136,687	3,501
	POSCO Holdings Inc.	18,626	3,246
	Hyundai Motor Co.	23,863	2,750
	Samsung Electronics Co. Ltd. Preference Shares	71,045	2,655
	DB Insurance Co. Ltd.	61,070	2,410
	Hana Financial Group Inc.	60,283	1,743
	Shinhan Financial Group Co. Ltd.	53,870	1,369
*	Korea Shipbuilding & Offshore Engineering Co. Ltd.	21,091	1,074
	KB Financial Group Inc.	26,800	902
	Doosan Bobcat Inc.	36,396	854
	NAVER Corp.	4,531	538
			47,428

14

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
Taiwan (10.3%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,854,656	34,319
	Hon Hai Precision Industry Co. Ltd.	2,323,685	7,380
	MediaTek Inc.	281,014	5,122
	Compal Electronics Inc.	6,334,000	4,143
	Lite-On Technology Corp.	1,878,000	3,719
	Elite Material Co. Ltd.	504,000	2,280
	United Microelectronics Corp.	1,455,926	1,751
	United Integrated Services Co. Ltd.	328,000	1,472
	E Ink Holdings Inc.	221,000	1,404
	Chroma ATE Inc.	160,000	874
	ASPEED Technology Inc.	11,553	599
	Airtac International Group	25,783	590
	Nanya Technology Corp.	199,000	335
	Realtek Semiconductor Corp.	33,738	266
	Unimicron Technology Corp.	60,800	234
	Globalwafers Co. Ltd.	14,456	160
	Parade Technologies Ltd.	3,058	58
			64,706
Thailand (3.3%)
	PTT Exploration & Production PCL	912,100	4,361
	Charoen Pokphand Foods PCL	5,818,600	3,869
	SCB X PCL NVDR	1,316,300	3,678
	Kasikornbank PCL	644,207	2,479
	Kasikornbank PCL NVDR	499,579	1,922
	Bangkok Bank PCL NVDR	469,100	1,796
	Bangkok Bank PCL (Registered)	215,800	827
*	Thai Life Insurance PCL	1,897,897	774
	Bangkok Dusit Medical Services PCL Class F	469,300	364
	CP ALL PCL	181,500	286
	PTT Exploration & Production PCL (XBKK)	39,800	190
	Central Pattana PCL	92,270	167
			20,713
Turkey (0.4%)
	Akbank TAS	2,890,926	2,273
United Arab Emirates (0.7%)
	Abu Dhabi Commercial Bank PJSC	1,508,969	3,884
	Emaar Properties PJSC	182,311	301
	Borouge plc	351,373	260
			4,445
United Kingdom (1.6%)
	Standard Chartered plc	762,825	4,558
	Fresnillo plc	241,232	2,017
	Antofagasta plc	88,926	1,198
*,1	Network International Holdings plc	285,409	1,069
	Anglo American plc	29,712	890
	Polymetal International plc	121,016	286
	Hikma Pharmaceuticals plc	16,009	230
			10,248
		Shares	Market Value• ($000)
United States (5.3%)
	Credicorp Ltd.	52,800	7,728
*	Flex Ltd.	241,216	4,723
*	MercadoLibre Inc.	4,814	4,340
	Freeport-McMoRan Inc.	126,596	4,012
	Cognizant Technology Solutions Corp. Class A	51,280	3,192
*	Coupang Inc.	128,048	2,211
*	Copa Holdings SA Class A	25,130	1,890
*	Afya Ltd. Class A	87,070	1,283
*	PagSeguro Digital Ltd. Class A	87,254	1,194
	Ternium SA ADR	25,307	729
	Patria Investments Ltd. Class A	44,816	637
*	Sea Ltd. ADR	12,438	618
	Yum China Holdings Inc.	5,513	228
*	StoneCo. Ltd. Class A	18,159	191
*	MakeMyTrip Ltd.	3,118	87
*,2	Yandex NV Class A	11,746	—
			33,063
Vietnam (0.0%)
[1]	Vinhomes JSC	107,002	194
Total Common Stocks (Cost $714,406)			599,945
Temporary Cash Investments (4.3%)
Money Market Fund (4.3%)
[5,6]	Vanguard Market Liquidity Fund, 3.117% (Cost $27,135)	271,459	27,141
Total Investments (99.6%) (Cost $741,541)			627,086
Other Assets and Liabilities—Net (0.4%)			2,316
Net Assets (100%)			629,402
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $21,516,000, representing 3.4% of net assets.
2	Security value determined using significant unobservable inputs.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $0.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $630,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

15

Emerging Markets Select Stock Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	December 2022	519	22,151	(2,014)

See accompanying Notes, which are an integral part of the Financial Statements.
16

Emerging Markets Select Stock Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $707,872)	594,603
Affiliated Issuers (Cost $33,669)	32,483
Total Investments in Securities	627,086
Investment in Vanguard	26
Cash	1,530
Cash Collateral Pledged—Futures Contracts	1,137
Foreign Currency, at Value (Cost $1,406)	1,432
Receivables for Investment Securities Sold	1,866
Receivables for Accrued Income	1,287
Receivables for Capital Shares Issued	252
Total Assets	634,616
Liabilities
Payables for Investment Securities Purchased	1,622
Collateral for Securities on Loan	630
Payables to Investment Advisor	803
Payables for Capital Shares Redeemed	501
Payables to Vanguard	87
Variation Margin Payable—Futures Contracts	67
Deferred Foreign Capital Gains Taxes	1,504
Total Liabilities	5,214
Net Assets	629,402
1 Includes $0 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	789,080
Total Distributable Earnings (Loss)	(159,678)
Net Assets	629,402

Net Assets
Applicable to 36,122,580 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	629,402
Net Asset Value Per Share	$17.42

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	32,105
Dividends—Affiliated Issuers	169
Interest—Unaffiliated Issuers	10
Interest—Affiliated Issuers	384
Securities Lending—Net	30
Total Income	32,698
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,203
Performance Adjustment	(315)
The Vanguard Group—Note C
Management and Administrative	2,110
Marketing and Distribution	72
Custodian Fees	158
Auditing Fees	35
Shareholders’ Reports	41
Trustees’ Fees and Expenses	—
Other Expenses	16
Total Expenses	6,320
Net Investment Income	26,378
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	1
Investment Securities Sold—Unaffiliated Issuers[2]	(47,847)
Investment Securities Sold—Affiliated Issuers	(548)
Futures Contracts	(10,831)
Forward Currency Contracts	(18)
Foreign Currencies	(624)
Realized Net Gain (Loss)	(59,867)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	(258,668)
Investment Securities—Affiliated Issuers	(1,205)
Futures Contracts	(1,775)
Foreign Currencies	36
Change in Unrealized Appreciation (Depreciation)	(261,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	(295,101)
1	Dividends are net of foreign withholding taxes of $2,401,000.
2	Realized gain (loss) is net of foreign capital gain taxes of $644,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($1,654,000).

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,378	15,932
Realized Net Gain (Loss)	(59,867)	57,460
Change in Unrealized Appreciation (Depreciation)	(261,612)	77,997
Net Increase (Decrease) in Net Assets Resulting from Operations	(295,101)	151,389
Distributions
Total Distributions	(59,107)	(8,567)
Capital Share Transactions
Issued	179,568	384,600
Issued in Lieu of Cash Distributions	50,609	7,584
Redeemed	(220,976)	(230,893)
Net Increase (Decrease) from Capital Share Transactions	9,201	161,291
Total Increase (Decrease)	(345,007)	304,113
Net Assets
Beginning of Period	974,409	670,296
End of Period	629,402	974,409

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.09	$22.18	$21.87	$19.68	$22.56
Investment Operations
Net Investment Income[1]	.715	.457	.298	.474[2]	.414
Net Realized and Unrealized Gain (Loss) on Investments	(8.724)	4.729	.483	2.208	(2.943)
Total from Investment Operations	(8.009)	5.186	.781	2.682	(2.529)
Distributions
Dividends from Net Investment Income	(.486)	(.276)	(.471)	(.492)	(.351)
Distributions from Realized Capital Gains	(1.175)	—	—	—	—
Total Distributions	(1.661)	(.276)	(.471)	(.492)	(.351)
Net Asset Value, End of Period	$17.42	$27.09	$22.18	$21.87	$19.68
Total Return[3]	-31.16%	23.44%	3.51%	13.96%	-11.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$629	$974	$670	$702	$564
Ratio of Total Expenses to Average Net Assets[4]	0.78%	0.84%	0.85%	0.93%	0.94%
Ratio of Net Investment Income to Average Net Assets	3.26%	1.65%	1.43%	2.25%[2]	1.85%
Portfolio Turnover Rate	41%	48%	52%	46%	76%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.071 and 0.34%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.04%), 0.02%, (0.01%), 0.07%, and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Notes to Financial Statements
Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and
21

Emerging Markets Select Stock Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2022, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2022.
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Emerging Markets Select Stock Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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Emerging Markets Select Stock Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
B.	The investment advisory firms Wellington Management Company llp, Baillie Gifford Overseas Ltd., Oaktree Fund Advisors, LLC, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp, Baillie Gifford Overseas Ltd., Oaktree Fund Advisors, LLC, and Pzena Investment Management, LLC are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.52% of the fund’s average net assets, before a net decrease of $315,000 (0.04%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $26,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
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Emerging Markets Select Stock Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	124,180	—	—	124,180
Common Stocks—Other	26,971	448,794	—	475,765
Temporary Cash Investments	27,141	—	—	27,141
Total	178,292	448,794	—	627,086
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	2,014	—	—	2,014
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At October 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	2,014	—	2,014
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(10,831)	—	(10,831)
Forward Currency Contracts	—	(18)	(18)
Realized Net Gain (Loss) on Derivatives	(10,831)	(18)	(10,849)
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Emerging Markets Select Stock Fund
	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,775)	—	(1,775)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	21,737
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(52,483)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(128,932)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	32,782	8,567
Long-Term Capital Gains	26,325	—
Total	59,107	8,567
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	754,528
Gross Unrealized Appreciation	82,789
Gross Unrealized Depreciation	(210,232)
Net Unrealized Appreciation (Depreciation)	(127,443)
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Emerging Markets Select Stock Fund
G.	During the year ended October 31, 2022, the fund purchased $307,393,000 of investment securities and sold $317,198,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	8,139	13,807
Issued in Lieu of Cash Distributions	2,150	294
Redeemed	(10,131)	(8,359)
Net Increase (Decrease) in Shares Outstanding	158	5,742
I.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2022 Market Value ($000)
Vanguard FTSE Emerging Markets ETF	1,764	15,842	10,522	(536)	(1,206)	169	—	5,342
Vanguard Market Liquidity Fund	59,595	NA1	NA1	(12)	1	384	1	27,141
Total	61,359	15,842	10,522	(548)	(1,205)	553	1	32,483
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
28

Tax information (unaudited)
The fund hereby designates $12,675,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $111,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $26,325,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $34,364,000 and foreign taxes paid of $2,784,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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Q7520 122022

Annual Report   |   October 31, 2022
Vanguard Alternative Strategies Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Consolidated Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Alternative Strategies Fund returned 2.38% for the 12 months ended October 31, 2022. Its benchmark, the FTSE 3-Month Treasury Bill Index, returned 0.88%.
•	The fund seeks to generate returns using a combination of alternative strategies that collectively are expected to have low correlation with traditional capital markets. These strategies are long/short equity, event-driven, fixed income relative value, currencies, equity futures, and commodity-linked investments.
•	Five of the six strategies contributed to returns for the 12-month period. Fixed income relative value was the sole detractor, hurt by a focus on longer-duration issues, which suffered during a rising interest rate environment.
•	The diversification resulting from the fund’s variety of exposures helped reduce overall volatility compared with the broad U.S. stock market.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings in forward foreign currencies and futures contributed to total returns.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%

Advisor’s Report
For the 12 months ended October 31, 2022, Vanguard Alternative Strategies Fund returned 2.38%. The fund outpaced its benchmark, the FTSE 3-Month Treasury Bill Index, which returned 0.88%.
Investment objective and strategy
The Alternative Strategies Fund seeks both capital appreciation and low correlations with the returns of stock and bond markets. We target a fixed range of volatility and expect to produce a portfolio with lower volatility than that of the broader U.S. stock market. The range of volatility may change from time to time. In determining it, we consider the risk levels of our individual strategies, the composition of the portfolio, and market conditions.
To achieve our objectives, we combine six alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities. Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets.
In addition, the fund can use limited amounts of leverage as it seeks to match the expected risk profile for each strategy. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.
The strategies the fund currently employs are:
•	Long/short equity. This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).
•	Event-driven. This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/acquisition deal closure) will affect the stock price of a U.S. or foreign company.
•	Fixed income relative value. This approach seeks to exploit the steepness of the U.S. Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (easily traded) and less sensitive to growth and inflation risk. We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.
•	Currencies. The fund seeks to benefit from expected currency movements by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

•	Commodity-linked investments. This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.
•	Equity futures. The fund uses long and short positions in global equity index futures to capture excess return opportunities. The strategy seeks to benefit from global differences in market and fundamental characteristics by buying equity index futures with strong characteristics and selling those with poor characteristics.
Investment environment
The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
Within the U.S., the Federal Reserve raised interest rates six times during the year (the most recent increase was announced on November 2, right after the end of the fund’s fiscal year) and committed to further hikes until they’re “sufficiently restrictive” to quell inflation.
In this environment, there were few safe havens for investors. For the 12-month period, both stock and bond markets around the world experienced significant losses.
Successes and shortfalls
Five of the six strategies contributed to returns for the 12-month period. Our long/short equity holdings responded well to our selected combination of low-volatility, high-dividend-paying stocks (on the long end) and highly cyclical and speculative stocks (on the short end). Equity futures benefited from global dividend harvesting. In the commodity-linked investments strategy, we selectively overweighted commodities in short supply while underweighting those available in ample quantities.
The currency strategy allowed us to benefit from the interest rate differentials between currencies, particularly as central banks pushed through rate hikes. (This led to the most attractive carry environment we’ve experienced in many years.) Finally, event-driven performance reflected a combination of benign conditions in the credit market and our selection of lower-yield, close-to-maturity securities.
Our fixed income relative value strategy was the sole detractor, hurt by our focus on longer-duration issues, which suffered during a rising interest rate environment.
Despite heightened uncertainty, the diversification resulting from the fund’s variety of exposures helped reduce overall volatility compared with that of the broad stock market. The correlations of the fund’s daily returns with the equity markets fell to 0.02, compared with 0.15 over the previous 12 months. Fixed income markets were held back by the uncertain interest rate environment and, as a result, had a higher correlation with the fund.
Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market.
Portfolio Manager:
Fei Xu, CFA, FRM
Vanguard Quantitative Equity Group
November 15, 2022

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Consolidated Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2022
Alternative Strategies Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,007.70	$1.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.90	1.33
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Alternative Strategies Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 11, 2015, Through October 31, 2022
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Since Inception (8/11/2015)	Final Value of a $50,000 Investment
Alternative Strategies Fund	2.38%	-1.53%	-0.13%	$49,523
Spliced Alternative Strategies Index	0.88	2.79	3.33	63,349
FTSE Three-Month Treasury Bill Index	0.88	1.16	0.93	53,460
Spliced Alternative Strategies Index: FTSE 3-Month U.S. T-Bill Index + 4% through October 31, 2019; FTSE 3-Month Treasury Bill Index thereafter.
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Alternative Strategies Fund
Fund Allocation
As of October 31, 2022
	Long Portfolio[1]	Short Portfolio[2]
Communication Services	4.8%	8.0%
Consumer Discretionary	12.2	16.0
Consumer Staples	6.4	1.1
Energy	—	8.3
Financials	7.0	—
Health Care	12.3	13.7
Industrials	12.8	11.7
Information Technology	26.0	34.8
Materials	5.1	2.8
Real Estate	7.7	1.8
Utilities	5.7	1.8
1	Percentage of investments in long portfolio.
2	Percentage of investments in short portfolio.
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Alternative Strategies Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks—Long Positions (32.3%)
Communication Services (1.5%)
	TEGNA Inc.	35,000	731
[1]	Electronic Arts Inc.	906	114
[1]	Madison Square Garden Sports Corp.	668	105
	Sirius XM Holdings Inc.	17,354	105
*	Liberty Media Corp.-Liberty Formula One Class C	1,757	101
[1]	Verizon Communications Inc.	2,446	91
[1]	Comcast Corp. Class A	2,631	84
*	Alphabet Inc. Class A	860	81
*,1	Charter Communications Inc. Class A	183	67
*,1	Liberty Broadband Corp. Class C	777	66
			1,545
Consumer Discretionary (3.9%)
*	iRobot Corp.	20,500	1,158
*	Tenneco Inc. Class A	51,000	1,005
*,1	O'Reilly Automotive Inc.	151	126
[1]	Genuine Parts Co.	689	123
[1]	McDonald's Corp.	452	123
*,1	AutoZone Inc.	48	122
	Advance Auto Parts Inc.	615	117
	Darden Restaurants Inc.	810	116
[1]	Dollar General Corp.	442	113
[1]	Yum! Brands Inc.	929	110
	Lowe's Cos. Inc.	560	109
[1]	Starbucks Corp.	1,265	109
[1]	Wendy's Co.	5,108	106
[1]	Gentex Corp.	3,825	101
[1]	Service Corp. International	1,656	100
[1]	Home Depot Inc.	326	97
	Leggett & Platt Inc.	2,865	97
[1]	Columbia Sportswear Co.	1,200	89
			3,921
Consumer Staples (2.1%)
[1]	Flowers Foods Inc.	4,154	119
[1]	J M Smucker Co.	776	117
[1]	Mondelez International Inc. Class A	1,883	116
	Hershey Co.	483	115
	Kellogg Co.	1,491	115
[1]	PepsiCo Inc.	633	115
	Casey's General Stores Inc.	490	114
	General Mills Inc.	1,391	114
		Shares	Market Value• ($000)
	Reynolds Consumer Products Inc.	3,730	114
	Keurig Dr Pepper Inc.	2,749	107
[1]	Coca-Cola Co.	1,762	105
[1]	Colgate-Palmolive Co.	1,400	103
[1]	Kimberly-Clark Corp.	823	102
[1]	Brown-Forman Corp. Class B	1,484	101
[1]	Altria Group Inc.	2,162	100
[1]	McCormick & Co. Inc.	1,269	100
[1]	Procter & Gamble Co.	726	98
[1]	Philip Morris International Inc.	982	90
[1]	Church & Dwight Co. Inc.	1,072	79
[1]	Archer-Daniels-Midland Co.	313	30
	Campbell Soup Co.	185	10
			2,064
Financials (2.3%)
	First Horizon Corp.	13,918	341
	Travelers Cos. Inc.	635	117
	Aflac Inc.	1,802	117
[1]	W R Berkley Corp.	1,548	115
*,1	Berkshire Hathaway Inc. Class B	390	115
[1]	Arthur J Gallagher & Co.	606	113
[1]	Hanover Insurance Group Inc.	764	112
[1]	White Mountains Insurance Group Ltd.	79	112
[1]	Marsh & McLennan Cos. Inc.	672	109
	Cboe Global Markets Inc.	870	108
	Nasdaq Inc.	1,739	108
	Starwood Property Trust Inc.	5,092	105
[1]	CNA Financial Corp.	2,472	103
[1]	TFS Financial Corp.	6,660	94
	Moody's Corp.	327	87
	Assurant Inc.	615	84
[1]	Intercontinental Exchange Inc.	836	80
	Chubb Ltd.	349	75
[1]	Annaly Capital Management Inc.	3,828	71
[1]	AGNC Investment Corp.	7,713	63
*	Markel Corp.	10	12
[1]	Allstate Corp.	83	11
	Willis Towers Watson plc	45	10
			2,262
Health Care (4.0%)
*	Meridian Bioscience Inc.	34,400	1,100
	Gilead Sciences Inc.	1,602	126
	Cigna Corp.	382	123
[1]	Merck & Co. Inc.	1,208	122

Alternative Strategies Fund
		Shares	Market Value• ($000)
[1]	Amgen Inc.	447	121
	McKesson Corp.	312	121
[1]	Quest Diagnostics Inc.	798	115
[1]	AmerisourceBergen Corp. Class A	720	113
[1]	UnitedHealth Group Inc.	200	111
[1]	Johnson & Johnson	623	108
[1]	Bristol-Myers Squibb Co.	1,385	107
	Stryker Corp.	467	107
	AbbVie Inc.	712	104
[1]	Becton Dickinson and Co.	436	103
[1]	Medtronic plc	1,185	103
[1]	CVS Health Corp.	1,076	102
	Premier Inc. Class A	2,925	102
[1]	Danaher Corp.	395	99
*	Hologic Inc.	1,454	99
*	Integra LifeSciences Holdings Corp.	1,969	99
	Laboratory Corp. of America Holdings	444	99
*,1	QIAGEN NV	2,272	99
[1]	Abbott Laboratories	918	91
[1]	Baxter International Inc.	1,656	90
*,1	Henry Schein Inc.	1,310	90
[1]	STERIS plc	471	81
*	Enovis Corp.	1,613	80
[1]	Zoetis Inc.	525	79
[1]	Thermo Fisher Scientific Inc.	42	22
*	Boston Scientific Corp.	407	18
	Elevance Health Inc.	20	11
			3,945
Industrials (4.1%)
*	Atlas Air Worldwide Holdings Inc.	10,000	1,011
[1]	General Dynamics Corp.	493	123
	Eaton Corp. plc	790	119
[1]	Cummins Inc.	481	118
[1]	Honeywell International Inc.	578	118
	MSC Industrial Direct Co. Inc. Class A	1,416	117
[1]	AMETEK Inc.	896	116
[1]	Illinois Tool Works Inc.	544	116
	MSA Safety Inc.	867	116
[1]	PACCAR Inc.	1,189	115
[1]	Hubbell Inc. Class B	478	114
[1]	Ingersoll Rand Inc.	2,250	114
[1]	IDEX Corp.	508	113
	Lincoln Electric Holdings Inc.	797	113
	Nordson Corp.	502	113
[1]	Lockheed Martin Corp.	224	109
[1]	Expeditors International of Washington Inc.	1,104	108
	Otis Worldwide Corp.	1,505	106
[1]	Waste Management Inc.	664	105
	MDU Resources Group Inc.	3,641	104
[1]	AMERCO	179	103
	3M Co.	822	103
[1]	Republic Services Inc. Class A	772	102
[1]	Fastenal Co.	2,040	99
[1]	Norfolk Southern Corp.	425	97
[1]	Verisk Analytics Inc. Class A	523	96
*	FTI Consulting Inc.	588	91
	Union Pacific Corp.	419	83
	Pentair plc	1,879	81
	Johnson Controls International plc	898	52
		Shares	Market Value• ($000)
	Donaldson Co. Inc.	696	40
[1]	Allegion plc	178	19
			4,134
Information Technology (8.4%)
	Computer Services Inc.	16,500	953
*	Sierra Wireless Inc.	27,500	816
*	ChannelAdvisor Corp.	29,700	684
*	Evo Payments Inc. Class A	18,902	637
*	CyberOptics Corp.	9,500	513
*	Zendesk Inc.	5,000	383
*	MoneyGram International Inc.	30,000	318
*	BTRS Holdings Inc. Class 1	31,947	302
	Switch Inc. Class A	8,000	272
*	ForgeRock Inc. Class A	10,000	226
[1]	International Business Machines Corp.	856	118
*,1	VeriSign Inc.	585	117
	Genpact Ltd.	2,404	117
[1]	Amphenol Corp. Class A	1,531	116
[1]	Automatic Data Processing Inc.	471	114
[1]	Motorola Solutions Inc.	449	112
[1]	Amdocs Ltd.	1,292	112
*,1	Keysight Technologies Inc.	639	111
	Cisco Systems Inc.	2,429	110
[1]	Jack Henry & Associates Inc.	545	109
*,1	Fiserv Inc.	1,053	108
*	Teledyne Technologies Inc.	270	108
[1]	Visa Inc. Class A	518	107
[1]	CDW Corp.	613	106
[1]	Apple Inc.	683	105
[1]	Broadridge Financial Solutions Inc.	698	105
	NetApp Inc.	1,521	105
[1]	Roper Technologies Inc.	252	105
[1]	Texas Instruments Inc.	656	105
[1]	Juniper Networks Inc.	3,344	102
	Cognizant Technology Solutions Corp. Class A	1,619	101
	National Instruments Corp.	2,647	101
[1]	Accenture plc Class A	357	101
[1]	Paychex Inc.	843	100
[1]	Analog Devices Inc.	689	98
[1]	Microsoft Corp.	414	96
[1]	Dolby Laboratories Inc. Class A	1,398	93
[1]	Broadcom Inc.	195	92
*,1	Akamai Technologies Inc.	1,004	89
[1]	SS&C Technologies Holdings Inc.	1,710	88
[1]	Western Union Co.	6,459	87
	Skyworks Solutions Inc.	132	11
			8,353
Materials (1.6%)
[1]	RPM International Inc.	1,252	118
	Silgan Holdings Inc.	2,498	118
[1]	Sonoco Products Co.	1,862	116
	Amcor plc	9,649	112
	Linde plc	370	110
[1]	Ecolab Inc.	692	109
[1]	Air Products and Chemicals Inc.	431	108
	Ashland Inc.	1,022	107
[1]	Avery Dennison Corp.	611	104
	AptarGroup Inc.	1,022	101
[1]	Sherwin-Williams Co.	432	97

Alternative Strategies Fund
		Shares	Market Value• ($000)
	PPG Industries Inc.	817	93
[1]	Packaging Corp. of America	755	91
	International Flavors & Fragrances Inc.	893	87
	International Paper Co.	2,536	85
	Sealed Air Corp.	1,760	84
			1,640
Real Estate (2.5%)
	STORE Capital Corp.	18,000	572
	Gaming and Leisure Properties Inc.	2,233	112
	WP Carey Inc. REIT	1,436	110
	National Retail Properties Inc.	2,474	104
[1]	Prologis Inc.	934	103
[1]	AvalonBay Communities Inc.	526	92
[1]	CubeSmart	2,172	91
[1]	Invitation Homes Inc.	2,826	90
[1]	Public Storage	291	90
[1]	Life Storage Inc.	807	89
	Spirit Realty Capital Inc.	2,297	89
[1]	Mid-America Apartment Communities Inc.	558	88
	Realty Income Corp.	1,420	88
[1]	American Homes 4 Rent Class A	2,726	87
	Healthpeak Properties Inc.	3,686	87
	First Industrial Realty Trust Inc.	1,808	86
[1]	Extra Space Storage Inc.	472	84
[1]	Equity Residential	1,317	83
[1]	Sun Communities Inc.	616	83
[1]	Camden Property Trust	697	81
[1]	UDR Inc.	1,979	79
[1]	Equinix Inc.	75	43
	Healthcare Realty Trust Inc. Class A	1,511	31
	Essex Property Trust Inc.	60	13
	Apartment Income REIT Corp.	301	12
			2,487
Utilities (1.9%)
[1]	Consolidated Edison Inc.	1,220	107
[1]	OGE Energy Corp.	2,886	106
	PPL Corp.	3,994	106
[1]	IDACORP Inc.	1,006	105
[1]	NextEra Energy Inc.	1,326	103
[1]	Atmos Energy Corp.	954	102
[1]	Ameren Corp.	1,237	101
[1]	American Electric Power Co. Inc.	1,118	98
[1]	DTE Energy Co.	876	98
	Xcel Energy Inc.	1,503	98
[1]	Southern Co.	1,486	97
[1]	Alliant Energy Corp.	1,811	95
[1]	CMS Energy Corp.	1,671	95
[1]	Dominion Energy Inc.	1,352	95
[1]	Duke Energy Corp.	1,020	95
[1]	Avangrid Inc.	2,317	94
[1]	Exelon Corp.	2,367	91
	Public Service Enterprise Group Inc.	1,631	91
	Hawaiian Electric Industries Inc.	1,853	71
			1,848
Total Common Stocks—Long Positions (Cost $28,521)			32,199
		Shares	Market Value• ($000)
Temporary Cash Investments (39.3%)
Money Market Fund (39.3%)
[2]	Vanguard Market Liquidity Fund, 3.117% (Cost $39,087)	390,991	39,091
Common Stocks Sold Short (-8.8%)
Communication Services (-0.7%)
*	Roblox Corp. Class A	(2,615)	(117)
*	Netflix Inc.	(388)	(113)
*	Pinterest Inc. Class A	(4,575)	(113)
*	ZoomInfo Technologies Inc. Class A	(2,529)	(113)
*	DISH Network Corp. Class A	(5,933)	(88)
*	Roku Inc.	(1,504)	(83)
*	Playtika Holding Corp.	(8,035)	(76)
			(703)
Consumer Discretionary (-1.4%)
	Macy's Inc.	(5,807)	(121)
*	Carnival Corp.	(12,298)	(111)
*	Victoria's Secret & Co.	(2,953)	(111)
*	Capri Holdings Ltd.	(2,403)	(110)
*	Penn National Gaming Inc.	(3,229)	(107)
*	DraftKings Inc. Class A	(6,530)	(103)
*	Etsy Inc.	(1,048)	(98)
*	Peloton Interactive Inc. Class A	(11,588)	(97)
*	Under Armour Inc. Class A	(12,771)	(95)
*	Norwegian Cruise Line Holdings Ltd.	(5,354)	(91)
*	Kohl's Corp.	(2,981)	(89)
*	Nordstrom Inc.	(3,931)	(80)
*	Wayfair Inc. Class A	(1,843)	(70)
*	DoorDash Inc. Class A	(1,503)	(66)
*	Royal Caribbean Cruises Ltd.	(1,007)	(54)
			(1,403)
Consumer Staples (-0.1%)
*	Freshpet Inc.	(1,685)	(99)
Energy (-0.7%)
	New Fortress Energy Inc. Class A	(2,084)	(115)
	APA Corp.	(2,463)	(112)
*	Antero Resources Corp.	(2,916)	(107)
	EQT Corp.	(2,529)	(106)
	Range Resources Corp.	(3,388)	(96)
*	Southwestern Energy Co.	(13,656)	(95)
	Ovintiv Inc. (XNYS)	(1,837)	(93)
			(724)
Health Care (-1.2%)
*	Moderna Inc.	(773)	(116)
*	Sarepta Therapeutics Inc.	(964)	(110)
*	Natera Inc.	(2,325)	(109)
*	QuidelOrtho Corp.	(1,152)	(103)
*	Mirati Therapeutics Inc.	(1,464)	(99)
*	Guardant Health Inc.	(1,980)	(98)
*	Teladoc Health Inc.	(3,203)	(95)
*	Novocure Ltd.	(1,310)	(93)
*	agilon health Inc.	(4,442)	(88)
*	Oak Street Health Inc.	(3,863)	(78)
*	Definitive Healthcare Corp. Class A	(4,170)	(66)
*	Maravai LifeSciences Holdings Inc. Class A	(3,744)	(62)
*	10X Genomics Inc. Class A	(2,190)	(60)

Alternative Strategies Fund
		Shares	Market Value• ($000)
*	Novavax Inc.	(917)	(20)
			(1,197)
Industrials (-1.0%)
*	Avis Budget Group Inc.	(490)	(116)
	Ingersoll Rand Inc.	(2,250)	(114)
	Vertiv Holdings Co. Class A	(7,986)	(114)
*	AZEK Co. Inc. Class A	(5,894)	(103)
*	Hertz Global Holdings Inc.	(5,541)	(102)
*	Lyft Inc. Class A	(6,849)	(100)
*	Uber Technologies Inc.	(3,404)	(91)
	Spirit AeroSystems Holdings Inc. Class A	(3,631)	(84)
*	Sunrun Inc.	(3,639)	(82)
*	Plug Power Inc.	(4,311)	(69)
*	Generac Holdings Inc.	(466)	(54)
			(1,029)
Information Technology (-3.1%)
*	Toast Inc. Class A	(5,403)	(119)
*	Enphase Energy Inc.	(383)	(118)
*	Wix.com Ltd.	(1,363)	(115)
*	New Relic Inc.	(1,840)	(109)
*	Smartsheet Inc. Class A	(3,102)	(108)
*	Kyndryl Holdings Inc.	(10,877)	(105)
*	Crowdstrike Holdings Inc. Class A	(634)	(102)
*	Shift4 Payments Inc. Class A	(2,213)	(102)
*	Jamf Holding Corp.	(4,295)	(102)
*	Zscaler Inc.	(649)	(100)
*	Confluent Inc. Class A	(3,720)	(100)
*	Cloudflare Inc. Class A	(1,758)	(99)
*	Snowflake Inc. Class A	(607)	(97)
*	Informatica Inc. Class A	(4,973)	(96)
*	ON Semiconductor Corp.	(1,539)	(95)
*	EPAM Systems Inc.	(272)	(95)
*	Bill.com Holdings Inc.	(710)	(95)
*	Palantir Technologies Inc. Class A	(10,804)	(95)
*	ViaSat Inc.	(2,296)	(94)
*	Trade Desk Inc. Class A	(1,716)	(91)
*	Elastic NV	(1,409)	(90)
*	SentinelOne Inc. Class A	(3,899)	(89)
*	nCino Inc.	(2,790)	(88)
*	Coupa Software Inc.	(1,616)	(86)
*	DocuSign Inc. Class A	(1,718)	(83)
		Shares	Market Value• ($000)
*	Datadog Inc. Class A	(1,032)	(83)
*	Block Inc. (XNYS)	(1,363)	(82)
*	Wolfspeed Inc.	(999)	(79)
*	NCR Corp.	(3,419)	(73)
*	RingCentral Inc. Class A	(2,036)	(72)
*	UiPath Inc. Class A	(5,406)	(68)
*	Okta Inc.	(1,087)	(61)
*	MongoDB Inc. Class A	(333)	(61)
			(3,052)
Materials (-0.2%)
	US Steel Corp.	(5,010)	(102)
*	Cleveland-Cliffs Inc.	(6,397)	(83)
	Alcoa Corp.	(1,543)	(60)
			(245)
Real Estate (-0.2%)
*	Zillow Group Inc. Class A	(2,156)	(67)
*	Opendoor Technologies Inc.	(23,622)	(61)
*	Zillow Group Inc. Class C	(940)	(29)
			(157)
Utilities (-0.2%)
	Constellation Energy Corp.	(1,281)	(121)
	NRG Energy Inc.	(906)	(40)
			(161)
Total Common Stocks Sold Short (Proceeds $11,093)			(8,770)
Other Assets and Other Liabilities—Net (37.2%)			37,039
Net Assets (100%)			99,559
Cost is in $000.
•	See Note A in Notes to Consolidated Financial Statements.
*	Non-income-producing security.
1	Long security positions with a value of $13,414,000 are held in a segregated account at the fund's custodian bank and pledged to a broker-dealer as collateral for the fund's obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

Alternative Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	237	48,439	(1,070)
5-Year U.S. Treasury Note	December 2022	107	11,406	(518)
10-Year U.S. Treasury Note	December 2022	66	7,299	(470)
AEX Index	November 2022	31	4,098	169
Coffee[1]	December 2022	18	1,199	(212)
Cotton No. 2[1]	December 2022	7	252	(67)
FTSE MIB Index	December 2022	38	4,233	338
FTSE Taiwan Index	November 2022	89	4,074	30
IBEX 35 Index	November 2022	54	4,243	219
Lean Hogs[1]	December 2022	17	577	6
LME Aluminum[1]	November 2022	17	944	(44)
LME Lead[1]	November 2022	13	642	(29)
LME Nickel[1]	November 2022	12	1,564	(28)
LME Tin[1]	November 2022	6	530	(75)
Low Sulphur Gasoil[1]	December 2022	13	1,326	(25)
NY Harbor ULSD[1]	November 2022	9	1,389	2
S&P ASX 200 Index	December 2022	38	4,166	(84)
S&P TSX 60 Index	December 2022	24	4,149	(61)
Soybean[1]	January 2023	12	852	9
Soybean Meal[1]	December 2022	33	1,413	16
Soybean Oil[1]	December 2022	34	1,493	176
Sugar #11[1]	February 2023	64	1,288	5
				(1,713)

Alternative Strategies Fund
Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
CAC40 Index	November 2022	(67)	(4,151)	(139)
Cattle Feeder[1]	January 2023	(9)	(808)	(16)
Cocoa[1]	December 2022	(11)	(257)	9
Copper[1]	December 2022	(16)	(1,350)	75
DAX Index	December 2022	(13)	(4,268)	50
E-Mini S&P 500 Index	December 2022	(21)	(4,077)	190
FTSE 100 Index	December 2022	(51)	(4,157)	217
KC HRW Wheat[1]	December 2022	(17)	(832)	(71)
KOSPI 200 Index	December 2022	(79)	(4,169)	(168)
Live Cattle[1]	December 2022	(14)	(854)	(12)
LME Aluminum[1]	November 2022	(17)	(944)	31
LME Aluminum[1]	December 2022	(23)	(1,280)	61
LME Lead[1]	November 2022	(13)	(642)	(11)
LME Lead[1]	December 2022	(10)	(494)	20
LME Nickel[1]	November 2022	(12)	(1,564)	126
LME Nickel[1]	December 2022	(10)	(1,305)	18
LME Tin[1]	November 2022	(6)	(530)	92
LME Tin[1]	December 2022	(5)	(442)	62
MSCI Singapore Index	November 2022	(216)	(4,242)	(204)
Natural Gas[1]	November 2022	(8)	(508)	43
Wheat[1]	December 2022	(31)	(1,367)	(87)
				286
				(1,427)
1	Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	11/10/22	AUD	9,023	USD	5,846	—	(73)
Morgan Stanley Capital Services Inc.	11/10/22	BRL	12,551	USD	2,382	42	—
Royal Bank of Canada	11/10/22	CAD	7,971	USD	5,821	30	—
Morgan Stanley Capital Services Inc.	11/10/22	CLP	2,222,876	USD	2,309	44	—
Standard Chartered Bank	11/10/22	HUF	1,002,134	USD	2,283	128	—
Morgan Stanley Capital Services Inc.	11/10/22	MXN	46,659	USD	2,311	40	—
Bank of America, N.A.	11/10/22	NOK	63,217	USD	5,856	226	—
Morgan Stanley Capital Services Inc.	11/10/22	PLN	11,461	USD	2,308	90	—
Morgan Stanley Capital Services Inc.	11/10/22	USD	5,781	CHF	5,710	73	—
Standard Chartered Bank	11/10/22	USD	5,798	EUR	5,922	—	(58)

Alternative Strategies Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Bank of America, N.A.	11/10/22	USD	2,312	ILS	8,254	—	(25)
Morgan Stanley Capital Services Inc.	11/10/22	USD	5,813	JPY	839,698	159	—
BNP Paribas	11/10/22	USD	2,306	KRW	3,319,922	—	(24)
Royal Bank of Canada	11/10/22	USD	2,322	SGD	3,330	—	(30)
Bank of America, N.A.	11/10/22	USD	2,306	THB	87,529	5	—
Royal Bank of Canada	11/10/22	USD	2,310	TWD	73,673	22	—
						859	(210)
AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
EUR—euro.
HUF—Hungarian forint.
ILS—Israeli shekel.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
PLN—Polish zloty.
SGD—Singapore dollar.
THB—Thai baht.
TWD—Taiwanese dollar.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $28,521)	32,199
Affiliated Issuers (Cost $39,087)	39,091
Total Investments in Securities	71,290
Investment in Vanguard	6
Cash	16,307
Cash Segregated for Short Positions	14,540
Cash Collateral Pledged—Futures Contracts	5,154
Cash Collateral Pledged—Forward Currency Contracts	110
Receivables for Accrued Income	133
Receivables for Capital Shares Issued	3
Unrealized Appreciation—Forward Currency Contracts	859
Receivables from Broker-Dealer	393
Other Assets	2,493
Total Assets	111,288
Liabilities
Securities Sold Short, at Value (Proceeds $11,093)	8,770
Payables for Investment Securities Purchased	103
Payables for Capital Shares Redeemed	121
Payables to Vanguard	52
Variation Margin Payable—Futures Contracts	2,472
Unrealized Depreciation—Forward Currency Contracts	210
Accrued Dividend Expense on Securities Sold Short	1
Total Liabilities	11,729
Net Assets	99,559
At October 31, 2022, net assets consisted of:

Paid-in Capital	133,627
Total Distributable Earnings (Loss)	(34,068)
Net Assets	99,559

Net Assets
Applicable to 5,816,801 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	99,559
Net Asset Value Per Share	$17.12

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	500
Interest[2]	471
Total Income	971
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative	242
Marketing and Distribution	11
Custodian Fees	27
Auditing Fees	56
Shareholders’ Reports	25
Trustees’ Fees and Expenses—Note B	15
Dividend Expense on Securities Sold Short	55
Borrowing Expense on Securities Sold Short	111
Other Expenses	24
Total Expenses	594
Expenses Paid Indirectly	(1)
Net Expenses	593
Net Investment Income	378
Payment from Affiliate - Note B	637
Realized Net Gain (Loss)
Investment Securities Sold—Long Positions[2]	3,831
Investment Securities Sold—Short Positions	1,286
Futures Contracts	(2,408)
Forward Currency Contracts	(61)
Foreign Currencies	18
Realized Net Gain (Loss)	2,666
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions[2]	(5,100)
Investment Securities—Short Positions	4,442
Futures Contracts	(929)
Forward Currency Contracts	903
Foreign Currencies	(464)
Change in Unrealized Appreciation (Depreciation)	(1,148)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,533
1	Dividends are net of foreign withholding taxes of $5,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $457,000, ($1,000), $2,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	378	(439)
Payment from Affiliate - Note B	637	—
Realized Net Gain (Loss)	2,666	7,084
Change in Unrealized Appreciation (Depreciation)	(1,148)	(8,835)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,533	(2,190)
Distributions
Total Distributions	(2,262)	(2,074)
Capital Share Transactions
Issued	21,574	31,827
Issued in Lieu of Cash Distributions	2,197	2,047
Redeemed	(61,620)	(198,840)
Net Increase (Decrease) from Capital Share Transactions	(37,849)	(164,966)
Total Increase (Decrease)	(37,578)	(169,230)
Net Assets
Beginning of Period	137,137	306,367
End of Period	99,559	137,137

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.00	$17.15	$22.23	$20.41	$20.46
Investment Operations
Net Investment Income (Loss)[1]	.055	(.042)	.023	.252	.197
Payment from Affiliate	.092	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.251	.020	(3.835)	1.828	(.143)
Total from Investment Operations	.398	(.022)	(3.812)	2.080	.054
Distributions
Dividends from Net Investment Income	(.278)	(.128)	(.385)	(.260)	(.104)
Distributions from Realized Capital Gains	—	—	(.883)	—	—
Total Distributions	(.278)	(.128)	(1.268)	(.260)	(.104)
Net Asset Value, End of Period	$17.12	$17.00	$17.15	$22.23	$20.41
Total Return[2]	2.38%[3]	-0.12%	-18.17%	10.30%	0.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$100	$137	$306	$297	$320
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[4,5]	0.51%[6]	1.28%	0.78%	0.79%[6]	0.66%[6]
Net of Dividend and Borrowing Expense on Securities Sold Short	0.37%[6]	0.35%	0.34%	0.38%[6]	0.33%[6]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.32%	(0.25)%	0.12%	1.18%	0.93%
Portfolio Turnover Rate	112%	166%	173%	157%	131%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Payment received from an affiliate increased the fund's total return by 0.68%. See Note B in the Notes to Financial Statements.
4	Includes dividend expense on securities sold short of 0.05%, 0.37%, 0.44%, 0.41% and 0.33%, respectively.
5	Includes borrowing expense on securities sold short of 0.09%, 0.56%, 0.00%, 0.00%, and 0.00%, respectively.
6	The ratio of total expenses to average net assets for the periods ended 2022, 2019, and 2018, net of reduction from custody fee offset arrangement for total expenses and net of dividend and borrowing expense on securities sold short, was 0.51% and 0.37%, 0.74% and 0.33%, and 0.65% and 0.32%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Notes to Consolidated Financial Statements
Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
The Consolidated Financial Statements include Vanguard ASF Portfolio ("the subsidiary"), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2022, the fund held $16,712,000 in the subsidiary, representing 17% of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.  Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. In the absence of a default, the collateral segregated by the fund cannot be repledged, resold or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open

Alternative Strategies Fund
market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Schedule of Investments.
4. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The fund also uses interest rate futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The fund uses global equity index futures contracts to capture excess return opportunities. The primary risk associated with the use of futures contracts are imperfect correlation between changes in market values of the underlying securities or commodities and the prices of futures contracts, and the possibility of an illiquid market. In addition, commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Consolidated Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund average investments in long and short futures contracts represented 148% and 43% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The

Alternative Strategies Fund
master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2022, the fund’s average investment in forward currency contracts represented 60% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded and centrally cleared derivatives are listed separately.
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	231	(25)	206	—	—	206
BNP Paribas	—	(24)	(24)	—	—	—
Morgan Stanley Capital Services Inc.	448	(73)	375	110	—	375
Royal Bank of Canada	52	(30)	22	—	—	22
Standard Chartered Bank	128	(58)	70	—	—	70
Exchange-Traded Futures Contracts	—	(2,472)	(2,472)	5,154	—	—
Total	859	(2,682)	(1,823)	5,264	—	673
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

Alternative Strategies Fund
2  Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.

Alternative Strategies Fund
9. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
During the period ended October 31, 2022, the fund received a voluntary payment of $637,000 from Vanguard related to higher-than-anticipated costs associated with short sale transactions, which is included in Payment from Affiliate on the Consolidated Statement of Operations; the fund is not obligated to repay this amount to Vanguard.
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.40% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $6,000, representing 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.

Alternative Strategies Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	32,199	—	—	32,199
Temporary Cash Investments	39,091	—	—	39,091
Total	71,290	—	—	71,290
Liabilities
Common Stocks	8,770	—	—	8,770
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,964	—	—	1,964
Forward Currency Contracts	—	859	—	859
Total	1,964	859	—	2,823
Liabilities
Futures Contracts[1]	3,391	—	—	3,391
Forward Currency Contracts	—	210	—	210
Total	3,391	210	—	3,601
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
E.	At October 31, 2022, the fair values of derivatives were reflected in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities as follows:

Consolidated Statement of Assets and Liabilities Caption	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	1,213	751	—	—	1,964
Unrealized Appreciation—Forward Currency Contracts	—	—	—	859	859
Total Assets	1,213	751	—	859	2,823

Unrealized Depreciation—Futures Contracts[1]	656	677	2,058	—	3,391
Unrealized Depreciation—Forward Currency Contracts	—	—	—	210	210
Total Liabilities	656	677	2,058	210	3,601
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Alternative Strategies Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	4,197	1,729	(8,334)	—	(2,408)
Forward Currency Contracts	—	—	—	(61)	(61)
Realized Net Gain (Loss) on Derivatives	4,197	1,729	(8,334)	(61)	(2,469)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(210)	106	(825)	—	(929)
Forward Currency Contracts	—	—	—	903	903
Change in Unrealized Appreciation (Depreciation) on Derivatives	(210)	106	(825)	903	(26)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and operations of the subsidiary were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	23
Total Distributable Earnings (Loss)	(23)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gain from constructive sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,674
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(42,375)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,633

Alternative Strategies Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	2,262	2,074
Long-Term Capital Gains	—	—
Total	2,262	2,074
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	67,773
Gross Unrealized Appreciation	15,211
Gross Unrealized Depreciation	(9,051)
Net Unrealized Appreciation (Depreciation)	6,160
G.	During the year ended October 31, 2022, the fund purchased $44,128,000 of investment securities and sold $72,004,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $13,338,000 and $12,352,000, respectively.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	1,266	1,865
Issued in Lieu of Cash Distributions	132	122
Redeemed	(3,647)	(11,786)
Net Increase (Decrease) in Shares Outstanding	(2,249)	(9,799)
At October 31, 2022, Vanguard Managed Allocation Fund, was the record or beneficial owner of 72% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no material events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Alternative Strategies Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 16.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,355,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $136,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $114,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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Vanguard Marketing Corporation, Distributor.
Q12980 122022

Annual Report   |   October 31, 2022
Vanguard Commodity Strategy Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Consolidated Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2022, Vanguard Commodity Strategy Fund returned 9.80%, falling short of its benchmark, the Bloomberg Commodity Total Return Index, which returned 11.15%.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which increased fears of recession.
•	Commodities generally performed well due to limited supply and increased demand. West Texas Intermediate Crude rose and grain prices soared. Gold and other precious metals fell.
•	The fund benefited from its positions in commodities but fell short of its benchmark, largely because of its exposure to short-term U.S.Treasury Inflation-Protected Securities (TIPS) as the market began to price in higher inflation and real yields soared.
•	The fund uses derivatives to obtain its exposure to commodities. Its holdings of commodity index swaps contributed to total returns.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard Commodity Strategy Fund returned 9.80%. It underperformed its benchmark, the Bloomberg Commodity Total Return Index, which returned 11.15%.
Investment objective and strategy
The Commodity Strategy Fund is designed to serve investors as a potential hedge against inflation risk and as further diversification for a traditional stock/bond portfolio. It invests in commodity-linked derivative investments, such as commodity futures and swaps, collateralized by a mix of short-term U.S. Treasury Inflation-Protected Securities (TIPS) and U.S. Treasury bills. This blend of investments is expected to offer a controlled approach with the potential to enhance returns over time without taking on excessive risk.
The fund uses multiple strategies to enhance commodity returns, such as commodity curve positioning and over- and underweighting securities. It also takes advantage of roll schedules, a practice that involves rolling over commodity futures before or after the Bloomberg Commodity Total Return Index rolls shorter-term futures contracts into longer-term contracts.
Investment environment
The period was defined by a sharp rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
Concerns that had been weighing on market sentiment in late 2021 carried into 2022. Supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. Energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply. But price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
Equity and fixed income markets suffered as, in response to this environment, major central banks wound down their bond-purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising rates five times during the period to bring inflation in check, which increased fears of recession. The yield on the benchmark 10-year Treasury rose 250 basis points during the period. (A basis point is one-hundredth of a percentage point.)
The environment for commodities remained strong in general because of limited supply and increased demand worldwide. West Texas Intermediate Crude continued to climb while natural

2

gas fell modestly after a strong 2021. Prices for corn, soybeans, and wheat soared while safe-haven commodities such as gold continued to lag.
Successes and shortfalls
Our positions in commodities benefited from the geopolitical environment and supply constraints, producing nearly 70 basis points of outperformance. Exposure to energy and grains helped the most but was somewhat offset by industrial metals, which were in negative territory due to recessionary concerns, and precious metals, which fell due to declining gold prices on the strength of the U.S. dollar.
Relative performance was held back by our exposure to short-term TIPS as the market began to price in high inflation and inflation expectations modified. This development, along with the spike in real yields, created headwinds for inflation-linked bonds.
The fund continued to fulfill its mandate of providing further diversification for a stock/bond portfolio as correlations with other asset classes remained low during the period.
Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns without taking excessive risks.
Portfolio Managers:
Fei Xu, CFA, FRM
Vanguard Quantitative Equity Group
Joshua C. Barrickman, CFA, Principal
Vanguard Fixed Income Group
November 11, 2022
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Consolidated Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended October 31, 2022
Commodity Strategy Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$867.40	$0.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
5

Commodity Strategy Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 25, 2019, Through October 31, 2022
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Since Inception (6/25/2019)	Final Value of a $50,000 Investment
Commodity Strategy Fund	9.80%	15.84%	$81,832
Bloomberg Commodity Index Total Return	11.15	11.93	72,947
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

Commodity Strategy Fund
Fund Allocation
As of October 31, 2022
U.S. Government Securities	100.0%
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
7

Commodity Strategy Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (77.9%)
U.S. Government Securities (77.9%)
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	104,744	104,499
	United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	89,406	88,819
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	100,557	99,724
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	95,737	94,166
	United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	53,759	52,625
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	86,924	84,669
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	77,537	75,223
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	79,492	76,772
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	54,180	54,756
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	63,516	60,906
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	87,168	84,212
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	77,276	73,883
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	73,389	70,740
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	34,969	35,155
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	59,708	56,331
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	73,147	69,136
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	82,599	77,733
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	68,117	64,381
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	33,809	34,644
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	84,379	78,737
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	75,099	70,922
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/27	43,992	44,067
Total U.S. Government and Agency Obligations (Cost $1,657,236)					1,552,100
				Shares
Temporary Cash Investments (22.8%)
Money Market Fund (3.3%)
[1]	Vanguard Market Liquidity Fund	3.117%		657,830	65,770
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (19.5%)
[2]	United States Cash Management Bill	3.949%	1/24/23	25,900	25,659
[2]	United States Cash Management Bill	4.082%–4.094%	2/7/23	36,300	35,899
8

Commodity Strategy Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	United States Treasury Bill	1.998%	11/3/22	23,700	23,697
[2,3]	United States Treasury Bill	2.058%	11/10/22	40,300	40,273
[2,3]	United States Treasury Bill	2.897%	1/19/23	52,400	51,943
[2,3]	United States Treasury Bill	2.842%–2.885%	1/26/23	49,300	48,829
[2]	United States Treasury Bill	3.023%–3.050%	2/9/23	84,500	83,539
[2,3]	United States Treasury Bill	3.722%–3.755%	3/9/23	56,800	55,948
[2,3]	United States Treasury Bill	3.784%	3/16/23	24,000	23,618
					389,405
Total Temporary Cash Investments (Cost $455,874)					455,175
Total Investments (100.7%) (Cost $2,113,110)					2,007,275
Other Assets and Liabilities—Net (-0.7%)					(13,020)
Net Assets (100%)					1,994,255
Cost is in $000.
•	See Note A in Notes to Consolidated Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.
3	Securities with a value of $34,816,000 have been segregated as collateral for open over-the-counter swap contracts.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	11/9/22	MLI	220,000	(0.060)	—	(3,999)
Bloomberg Commodity Index[2]	11/22/22	BARC	20,000	(0.100)	92	—
Bloomberg Commodity Index 2 Month Forward[2]	11/22/22	BARC	215,000	(0.110)	364	—
Bloomberg Commodity Index 3 Month Forward[2]	11/22/22	GSI	30,000	(0.120)	63	—
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	11/9/22	MLI	130,000	(0.170)	—	(1,072)
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	11/9/22	MLI	320,000	(0.110)	—	(6,444)
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	11/9/22	MLI	230,000	(0.140)	—	(5,244)
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	11/9/22	CIBC	200,000	(0.160)	—	(3,433)
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	11/22/22	GSI	450,000	(0.120)	582	—
9

Commodity Strategy Fund
Over-the-Counter Total Return Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	11/22/22	GSI	30,000	(0.120)	50	—
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	11/9/22	SOCG	150,000	(0.180)	—	(3,507)
					1,151	(23,699)
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
MLI—Merrill Lynch International.
SOCG—Société Generale.
At October 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $4,827,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Commodity Strategy Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,047,352)	1,941,505
Affiliated Issuers (Cost $65,758)	65,770
Total Investments in Securities	2,007,275
Investment in Vanguard	80
Cash	118
Receivables for Investment Securities Sold	54,107
Receivables for Accrued Income	1,937
Receivables for Capital Shares Issued	4,624
Unrealized Appreciation—Over-the-Counter Swap Contracts	1,151
Receivables from Broker-Dealer	235
Total Assets	2,069,527
Liabilities
Payables for Investment Securities Purchased	44,292
Payables for Capital Shares Redeemed	7,086
Payables to Vanguard	195
Unrealized Depreciation—Over-the-Counter Swap Contracts	23,699
Total Liabilities	75,272
Net Assets	1,994,255
At October 31, 2022, net assets consisted of:

Paid-in Capital	1,885,044
Total Distributable Earnings (Loss)	109,211
Net Assets	1,994,255

Net Assets
Applicable to 64,979,653 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,994,255
Net Asset Value Per Share	$30.69

See accompanying Notes, which are an integral part of the Financial Statements.
11

Commodity Strategy Fund
Consolidated Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Interest[1]	98,752
Total Income	98,752
Expenses
The Vanguard Group—Note B
Investment Advisory Services	283
Management and Administrative	3,755
Marketing and Distribution	114
Custodian Fees	24
Auditing Fees	96
Shareholders’ Reports	48
Trustees’ Fees and Expenses—Note B	15
Other Expenses	16
Total Expenses	4,351
Expenses Paid Indirectly	(13)
Net Expenses	4,338
Net Investment Income	94,414
Realized Net Gain (Loss)
Investment Securities Sold[1]	(22,628)
Swap Contracts	154,601
Realized Net Gain (Loss)	131,973
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(120,812)
Swap Contracts	(2,731)
Change in Unrealized Appreciation (Depreciation)	(123,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	102,844

1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,427,000, ($71,000), $4,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Commodity Strategy Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	94,414	28,926
Realized Net Gain (Loss)	131,973	364,225
Change in Unrealized Appreciation (Depreciation)	(123,543)	(672)
Net Increase (Decrease) in Net Assets Resulting from Operations	102,844	392,479
Distributions
Total Distributions	(390,043)	(2,526)
Capital Share Transactions
Issued	1,800,077	1,233,852
Issued in Lieu of Cash Distributions	271,967	2,099
Redeemed	(1,476,116)	(313,092)
Net Increase (Decrease) from Capital Share Transactions	595,928	922,859
Total Increase (Decrease)	308,729	1,312,812
Net Assets
Beginning of Period	1,685,526	372,714
End of Period	1,994,255	1,685,526

See accompanying Notes, which are an integral part of the Financial Statements.
13

Commodity Strategy Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,			June 25, 2019[1] to October 31, 2019
	2022	2021	2020
Net Asset Value, Beginning of Period	$36.85	$24.32	$24.83	$25.00
Investment Operations
Net Investment Income[2]	1.474	.890	.265	.143
Net Realized and Unrealized Gain (Loss) on Investments	.751	11.774	(.620)	(.313)
Total from Investment Operations	2.225	12.664	(.355)	(.170)
Distributions
Dividends from Net Investment Income	(8.385)	(.134)	(.155)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(8.385)	(.134)	(.155)	—
Net Asset Value, End of Period	$30.69	$36.85	$24.32	$24.83
Total Return[3]	9.80%	52.30%	-1.45%	-0.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,994	$1,686	$373	$207
Ratio of Total Expenses to Average Net Assets	0.21%[4]	0.20%	0.20%	0.20%[5]
Ratio of Net Investment Income to Average Net Assets	4.47%	2.79%	1.15%	1.65%[5]
Portfolio Turnover Rate	47%	15%	38%	7%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Commodity Strategy Fund
Notes to Consolidated Financial Statements
Vanguard Commodity Strategy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
The Consolidated Financial Statements include Vanguard CSF Portfolio (“the subsidiary”), which commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2022, the fund held $367,184,000 in the subsidiary, representing 18% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine
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Commodity Strategy Fund
the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2022, the fund’s average amounts of investments in total return swaps represented 99% of net assets, based on the average of notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities.
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Barclays Bank plc	456	—	456	2,070	—	456
Canadian Imperial Bank of Commerce	—	(3,433)	(3,433)	1,679	—	—
Goldman Sachs International	695	—	695	—	4,827	—
Merrill Lynch International	—	(16,759)	(16,759)	25,931	—	—
Société Generale	—	(3,507)	(3,507)	5,136	—	—
Total	1,151	(23,699)	(22,548)	34,816	4,827	456
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
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Commodity Strategy Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to
17

Commodity Strategy Fund
the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.10% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $80,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $13,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
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Commodity Strategy Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,552,100	—	1,552,100
Temporary Cash Investments	65,770	389,405	—	455,175
Total	65,770	1,941,505	—	2,007,275
Derivative Financial Instruments
Assets
Swap Contracts	—	1,151	—	1,151
Liabilities
Swap Contracts	—	23,699	—	23,699
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable operations of the subsidiary were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	237,921
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(18,622)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(110,088)
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Commodity Strategy Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	390,043	2,526
Long-Term Capital Gains	—	—
Total	390,043	2,526
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,117,363
Gross Unrealized Appreciation	3,351
Gross Unrealized Depreciation	(113,439)
Net Unrealized Appreciation (Depreciation)	(110,088)
F.	During the year ended October 31, 2022, the fund purchased $1,150,565,000 of investment securities and sold $661,128,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	54,611	40,091
Issued in Lieu of Cash Distributions	10,325	81
Redeemed	(45,700)	(9,752)
Net Increase (Decrease) in Shares Outstanding	19,236	30,420
H.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Commodity Strategy Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the three years in the period ended October 31, 2022 and for the period June 25, 2019 (inception) through October 31, 2019 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 and for the period June 25, 2019 (inception) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Tax information (unaudited)
The fund hereby designates $91,946,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 23.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
22

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
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Q5170 122022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2022: $182,000
Fiscal Year Ended October 31, 2021: $192,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2022: $10,494,508
Fiscal Year Ended October 31, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)          Audit-Related Fees.

Fiscal Year Ended October 31, 2022: $2,757,764
Fiscal Year Ended October 31, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)          Tax Fees.

Fiscal Year Ended October 31, 2022: $5,202,689
Fiscal Year Ended October 31, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)          All Other Fees.

Fiscal Year Ended October 31, 2022: $298,000
Fiscal Year Ended October 31, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)          (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)         Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2022: $5,500,689
Fiscal Year Ended October 31, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)          For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY fund

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD trustees’ equity fund

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

VANGUARD trustees’ equity fund

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 19, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.